                                                                    EXHIBIT 10.1


                           AMENDMENT AND RESTATEMENT AGREEMENT dated as of
                  January 24, 2003, among ARGO-TECH CORPORATION (the "Borrower"), AT HOLDINGS CORPORATION ("Holdings"), the Lenders party hereto and JPMORGAN CHASE BANK, as Administrative Agent, under the Credit Agreement dated as of July 18, 1997, as amended and restated as of September 26, 1997, among the Borrower, Holdings, the lenders referred to therein and the Administrative Agent, as in effect on the date hereof (the "Existing Credit Agreement").

         WHEREAS Holdings and the Borrower have requested, and the Restatement Lenders and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that the Existing Credit Agreement be amended and restated as provided herein;

         NOW, THEREFORE, Holdings, the Borrower, the Restatement Lenders and the Administrative Agent hereby agree as follows:

         SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement referred to below. As used in this Agreement, "Restatement Lenders" means the Lenders set forth on Schedule 2.01 hereto.

         SECTION 2. Restatement Effective Date. (a) The transactions provided for in Sections 3 through 5 hereof shall be consummated at a closing to be held on the Restatement Effective Date at the offices of Cravath, Swaine & Moore, or at such other time and place as the Borrower and the Administrative Agent shall agree upon.

         (b) The "Restatement Effective Date" shall be a date specified by the Borrower, (not later than January 24, 2003) as of which all the conditions set forth or referred to in Section 6 hereof shall have been satisfied. The Borrower shall give not less than one Business Day's written notice to the Administrative Agent proposing a date as the Restatement Effective Date, and the Administrative Agent shall notify the Lenders of the date so proposed. This Agreement shall terminate at 5:00 p.m., New

York City time, on January 27, 2003, if the Restatement Effective Date shall not have occurred at or prior to such time.

         SECTION 3. Amendment and Restatement of the Existing Credit Agreement; Loans and Letters of Credit. (a) Effective upon the Restatement Effective Date, the Existing Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto (the "Restated Credit Agreement"), and the Administrative Agent is hereby directed by the Restatement Lenders to enter into such Loan Documents and to take such other actions as may be required to give effect to the transactions contemplated hereby. From and after the effectiveness of such amendment and restatement, the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof" and words of similar import, as used in the Restated Credit Agreement, shall, unless the context otherwise requires, refer to the Existing Credit Agreement as amended and restated in the form of the Restated Credit Agreement, and the term "Credit Agreement", as used in the other Loan Documents, shall mean the Restated Credit Agreement.

         (b) All Loans and Letters of Credit outstanding under the Existing Credit Agreement on the Restatement Effective Date shall continue to be outstanding under the Restated Credit Agreement, except to the extent that any such Loans have been repaid as permitted hereunder, and on and after the Restatement Effective Date, the terms of the Restated Credit Agreement will govern the rights and obligations of Holdings, the Borrower, the Lenders, the Issuing Bank and the Administrative Agent with respect thereto.

         (c) On and as of the Restatement Effective Date, Lenders under the Existing Credit Agreement that are not Restatement Lenders shall cease to have participations in outstanding Letters of Credit and the participations in outstanding Letters of Credit of Restatement Lenders shall be adjusted in accordance with their respective Applicable Percentages on such date.

         (d) Effective upon the Restatement Effective Date, Schedules 2.01, 3.05, 3.12 and 3.13 of the Existing Credit Agreement are hereby amended and restated to read in their entirety as set forth in Schedules 2.01, 3.05, 3.12 and 3.13, respectively, hereto.

         (e) Effective upon the Restatement Effective Date, Annex 1 hereto is hereby added as Annex 1 to the Restated Credit Agreement.

         SECTION 4. Waiver. The Restatement Lenders hereby waive the requirements of Sections 2.10 and 2.17 of the Existing Credit Agreement to the extent, but only to the extent, necessary to permit the Borrower, on the Restatement Effective Date, to prepay the Loans and terminate the Commitments of each Lender under the Existing Credit Agreement that is not a Restatement Lender, without prepaying the Loans and terminating the commitments of the Restatement Lenders.

         SECTION 5. Amendment Fee. In consideration of the agreements of the Restatement Lenders contained in this Agreement, the Borrower agrees to pay to the Administrative Agent, for the account of each Restatement Lender an amendment fee (the "Amendment Fee") in the amount of 0.75% of such Lender' s outstanding Loans, LC Exposure and unused Commitments as of the Restatement Effective Date; provided that the Amendment Fee shall not be payable unless and until this Amendment becomes effective as provided in Section 6 below. The Amendment Fee shall be payable on the Restatement Effective Date.

         SECTION 6. Conditions. The consummation of the transactions set forth in Sections 3 and 4 of this Agreement shall be subject to the satisfaction (or waiver in accordance with Section 7 below) of the following conditions precedent:

         (a) The Administrative Agent (or its counsel) shall have received from Holdings, the Borrower and each Restatement Lender either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

         (b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Restatement Lenders and dated the Restatement Effective Date) of Paul R. Keen, counsel for the Borrower, substantially in the form of Exhibit B hereto, and covering such other matters relating to the Loan Parties, the Loan Documents or the Restatement Transactions as the Administrative Agent shall reasonably request. The Borrower hereby requests such counsel to deliver such opinion.

         (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Restatement Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Restatement Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

         (d) The Administrative Agent shall have received a certificate, dated the Restatement Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.01 of the Restated Credit Agreement.

         (e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Restatement Effective Date, including the Amendment Fees and, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document

         (f) The Administrative Agent shall have received evidence satisfactory to it that the Borrower shall have prepaid all Loans, together with all interest thereon, fees and other amounts owed with respect thereto, and terminated all Commitments of all Lenders under the Existing Credit Agreement that are not Restatement Lenders.

The Administrative Agent shall notify the Borrower and the Restatement Lenders of the Restatement Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the consummation of the transactions set forth in Sections 3 and 4 of this Agreement shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 7 below) at or prior to 5:00 p.m., New York City time, on January 27, 2003 (and, in the event such conditions are not so satisfied or waived, the Existing Credit Agreement shall remain in effect without giving effect to any provisions of this Agreement).

         SECTION 7. Effectiveness; Counterparts; Amendments. Except as provided in Section 6 above, this Agreement shall become effective when copies hereof which, when taken together, bear the signatures of Holdings, the Borrower, the Administrative Agent and the Restatement Lenders shall have been received by the Administrative Agent. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the Restatement Lenders. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 8. No Novation. This Agreement shall not extinguish the Indebtedness outstanding under the Existing Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the Indebtedness outstanding under the Existing Credit Agreement, which (except to the extent paid as provided herein) shall remain outstanding after the Restatement Effective Date as modified hereby. Notwithstanding any provision of this Agreement, the provisions of Sections 2.14, 2.15, 2.16 and 9.03 of the Existing Credit Agreement as in effect immediately prior to the Restatement Effective Date will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Restatement Effective Date.

         SECTION 9. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Restated Credit Agreement.

         SECTION 10. APPLICABLE LAW; WAIVER OF JURY TRAIL. (A) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         (B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE RESTATED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN EXCEPT THAT THE TERM "AGREEMENT" THEREIN SHALL BE DEEMED TO REFER TO THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.


                                          AT HOLDINGS CORPORATION,

                                            by /s/ PAUL R. KEEN
                                               -------------------------
                                               Name: Paul R. Keen
                                               Title: Vice President

                                          ARGO-TECH CORPORATION,

                                            by /s/ FRANCES S. ST. CLAIR
                                               -------------------------
                                               Name: Frances S. St. Clair
                                               Title: Vice President

                                          JPMORGAN CHASE BANK, formerly
                                          known as The Chase Manhattan
                                          Bank, individually and as
                                          Administrative Agent,

                                            by
                                               -------------------------
                                              Name:
                                              Title:

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.


                                          AT HOLDINGS CORPORATION,

                                            by
                                               -------------------------
                                              Name:
                                              Title:

                                          ARGO-TECH CORPORATION,

                                            by
                                               -------------------------
                                              Name:
                                              Title:

                                          JPMORGAN CHASE BANK, formerly
                                          known as The Chase Manhattan
                                          Bank, individually and as
                                          Administrative Agent,

                                            by /s/ MATTHEW H. MASSIE
                                               -------------------------
                                               Name: MATTHEW H. MASSIE
                                               Title: MANAGING DIRECTOR

                                    SIGNATURE PAGE TO AMENDMENT AND
                                    RESTATEMENT AGREEMENT DATED AS OF
                                    JANUARY 24, 2003, AMONG ARGO-TECH
                                    CORPORATION, AT HOLDINGS
                                    CORPORATION, THE LENDERS PARTY
                                    HERETO AND JPMORGAN CHASE BANK, AS
                                    ADMINISTRATIVE AGENT, UNDER THE
                                    CREDIT AGREEMENT DATED AS OF JULY
                                    18, 1997, AS AMENDED AND RESTATED AS
                                    OF SEPTEMBER 26, 1997, AS FURTHER
                                    AMENDED, AMONG ARGO-TECH
                                    CORPORATION, AT HOLDINGS
                                    CORPORATION, THE LENDERS REFERRED TO
                                    THEREIN AND JPMORGAN CHASE BANK, AS
                                    ADMINISTRATIVE AGENT, AS IN EFFECT
                                    ON THE DATE HEREOF.


To Approve Amendment
and Restatement Agreement:

Institution COMERICA BANK
            ---------------------

by /s/ JEFFREY J. JUDGE
   -----------------------
   Name:  Jeffrey J. Judge
   Title: Vice President

                                    SIGNATURE PAGE TO AMENDMENT AND
                                    RESTATEMENT AGREEMENT DATED AS OF
                                    JANUARY 24, 2003, AMONG ARGO-TECH
                                    CORPORATION, AT HOLDINGS
                                    CORPORATION, THE LENDERS PARTY
                                    HERETO AND JPMORGAN CHASE BANK, AS
                                    ADMINISTRATIVE AGENT, UNDER THE
                                    CREDIT AGREEMENT DATED AS OF JULY
                                    18, 1997, AS AMENDED AND RESTATED AS
                                    OF SEPTEMBER 26, 1997, AS FURTHER
                                    AMENDED, AMONG ARGO-TECH
                                    CORPORATION, AT HOLDINGS
                                    CORPORATION, THE LENDERS REFERRED TO
                                    THEREIN AND JPMORGAN CHASE BANK, AS
                                    ADMINISTRATIVE AGENT, AS IN EFFECT
                                    ON THE DATE HEREOF.


To Approve Amendment
and Restatement Agreement:

Institution General Electric Capital Corporation
            ------------------------------------
by /s/ W. JEROME McDERMOTT
   -----------------------
   Name: W. JEROME McDERMOTT
   Title: DULY AUTHORIZED SIGNATORY

                                    SIGNATURE PAGE TO AMENDMENT AND
                                    RESTATEMENT AGREEMENT DATED AS OF
                                    JANUARY 24, 2003, AMONG ARGO-TECH
                                    CORPORATION, AT HOLDINGS
                                    CORPORATION, THE LENDERS PARTY
                                    HERETO AND JPMORGAN CHASE BANK, AS
                                    ADMINISTRATIVE AGENT, UNDER THE
                                    CREDIT AGREEMENT DATED AS OF JULY
                                    18, 1997, AS AMENDED AND RESTATED AS
                                    OF SEPTEMBER 26, 1997, AS FURTHER
                                    AMENDED, AMONG ARGO-TECH
                                    CORPORATION, AT HOLDINGS
                                    CORPORATION, THE LENDERS REFERRED TO
                                    THEREIN AND JPMORGAN CHASE BANK, AS
                                    ADMINISTRATIVE AGENT, AS IN EFFECT
                                    ON THE DATE HEREOF.


To Approve Amendment
and Restatement Agreement:

Institution HARRIS TRUST AND SAVINGS BANK
            -----------------------------

by /s/ KIRBY M. LAW
   ---------------------
   Name: KIRBY M. LAW
   Title: VICE PRESIDENT

                                    SIGNATURE PAGE TO AMENDMENT AND
                                    RESTATEMENT AGREEMENT DATED AS OF
                                    JANUARY 24, 2003, AMONG ARGO-TECH
                                    CORPORATION, AT HOLDINGS
                                    CORPORATION, THE LENDERS PARTY
                                    HERETO AND JPMORGAN CHASE BANK, AS
                                    ADMINISTRATIVE AGENT, UNDER THE
                                    CREDIT AGREEMENT DATED AS OF JULY
                                    18, 1997, AS AMENDED AND RESTATED AS
                                    OF SEPTEMBER 26, 1997, AS FURTHER
                                    AMENDED, AMONG ARGO-TECH
                                    CORPORATION, AT HOLDINGS
                                    CORPORATION, THE LENDERS REFERRED TO
                                    THEREIN AND JPMORGAN CHASE BANK, AS
                                    ADMINISTRATIVE AGENT, AS IN EFFECT
                                    ON THE DATE HEREOF.


To Approve Amendment
and Restatement Agreement:

Institution Heller Financial Inc.
            ---------------------
by /s/ W. JEROME McDERMOTT
   --------------------------------
   Name: W. JEROME McDERMOTT
   Title: DULY AUTHORIZED SIGNATORY

                                    SIGNATURE PAGE TO AMENDMENT AND
                                    RESTATEMENT AGREEMENT DATED AS OF
                                    JANUARY 24, 2003, AMONG ARGO-TECH
                                    CORPORATION, AT HOLDINGS
                                    CORPORATION, THE LENDERS PARTY
                                    HERETO AND JPMORGAN CHASE BANK, AS
                                    ADMINISTRATIVE AGENT, UNDER THE
                                    CREDIT AGREEMENT DATED AS OF JULY
                                    18, 1997, AS AMENDED AND RESTATED AS
                                    OF SEPTEMBER 26, 1997, AS FURTHER
                                    AMENDED, AMONG ARGO-TECH
                                    CORPORATION, AT HOLDINGS
                                    CORPORATION, THE LENDERS REFERRED TO
                                    THEREIN AND JPMORGAN CHASE BANK, AS
                                    ADMINISTRATIVE AGENT, AS IN EFFECT
                                    ON THE DATE HEREOF.

To Approve Amendment
and Restatement Agreement:

Institution NATIONAL CITY BANK
            ------------------

by /s/ MATTHEW P. TUOHEY
   ----------------------
   Name: MATTHEW P. TUOHEY
   Title: VP

                             SCHEDULES AND EXHIBITS

Schedules

Schedule 2.01 --     Restatement Lenders and Commitments
Schedule 3.05 --     Real Property
Schedule 3.12 --     Subsidiaries
Schedule 3.13 --     Insurance

Exhibits

Exhibit A --     Amended and Restated Credit Agreement
Exhibit B --     Form of Opinion of Paul R. Keen, Counsel for
                 the Borrower

Annex

Annex 1 --     Terms of Holdings Preferred Stock

                                  SCHEDULE 2.01

                     COMMITMENTS AND ADDRESSES FOR NOTICES


                                                                                Delayed Draw
                                  Revolving Credit                              Acquisition
Lender                              Commitment         Tranche A Term Loan       Term Loan
------                              ----------         -------------------       ---------

JPMorgan Chase Bank               4,628,737                    6,360,926         1,010,338
270 Park Avenue
New York, NY 10017
Attn:  Matt Massie
Tel:   (212) 270-5432
Fax:   (212) 270-5100

National City Bank                5,785,921                    7,951,157         1,262,922
1900 East Ninth Street
Cleveland, OH 44114
Attn:  Matt Tuohey
Tel:   (216) 222-3141
Fax:   (216) 575-9396

Comerica Bank                     1,870,781                    2,570,874           408,345
500 Woodward Avenue
Detroit, MI 48226-3268
Attn:  (313) 222-3801
Tel:   (313) 222-9514

                                                                                Delayed Draw
                                   Revolving Credit                              Acquisition
Lender                                Commitment       Trnached A Term Loan       Term Loan
-----------------------            ----------------    --------------------     -------------
Harris Bank                           3,085,824            4,240,617              673,558
111 West Monroe Street
Chicago, IL 60603
Attn: Kirby Law
Tel: (312) 461-2121
Fax: (312) 461-5225

GE Capital                            4,628,737            6,360,926            1,010,338
6 High Ridge Park
BLDG 6C
Stamford, CT 06927
Attn: Nita Jain
Tel: (203) 961-5441

                                  Schedule 3.05
                                       to
                   Credit Agreement dated as of July 18, 1997
                  Amended and Restated as of January 24, 2003

                                  Real Estate


Argo-Tech (HBP)

         Argo-Tech Corporation (HBP) owns real estate located at 23555 Euclid Avenue, Cleveland, Ohio, 44117 referred to in the Agreement as the "Specified Real Estate."

         Argo-Tech Corporation (HBP) leases a facility in Inglewood, California:
207 Hindry Avenue, Inglewood, California 90301.


Argo-Tech Corporation Costa Mesa

         Argo-Tech Corporation Costa Mesa ("ATCM") owns real estate located at 671 W. Seventeenth Street, Costa Mesa, California 92627.

         J.C. Carter Japan K.K., a subsidiary of ATCM, leases office space at the following location:


         1-1-20, Hyogo-cho,
         Hyogo-ku, Kobe 652-0813
         Japan

         Carter Ground Fueling, Ltd., a subsidiary of ATCM, leases office space at the following location:

         The Business Centre
         Greys Green Farm
         Rotherfield Greys
         Henley-on-Thames
         Oxfordshire RG9 4QG
         England

         Durodyne, Inc., a subsidiary of ATCM, leases manufacturing and office space at the following location:

         850 East Teton Road
         Tucson, Arizona 85706

                                  Schedule 3.12
                                       to
                       Loan Agreement as of July 18, 1997
                   Amended and Restated as of January 24, 2003


                                  Subsidiaries

         Argo-Tech Corporation owns 100% of the outstanding capital stock of the companies set out below. Each company which is a "Subsidiary Loan Party" for purposes of the Agreement is marked with an asterisk.

                  Argo-Tech Corporation (HBP)*
                  Argo-Tech Corporation (QEM)*
                  Argo-Tech Corporation (Aftermarket)*
                  A-T Export Company, Inc.
                  Argo-Tech Corporation Costa Mesa (formerly J.C. Carter Company, Inc.)*

         Argo-Tech Corporation Costa Mesa owns 100% of the outstanding capital stock of Durodyne, Inc.*, an Arizona company.

         The outstanding capital stock of Carter Ground Fueling, Ltd., an English company, is owned 100% by Argo-Tech Corporation Costa Mesa.

         Argo-Tech Corporation Costa Mesa owns 100% of the outstanding capital stock of J.C. Carter Japan, K.K., a Japanese company.

                                                                   Schedule 3.13

                            AT HOLDINGS CORPORATION
                     ARGO-TECH CORPORATION AND SUBSIDIARIES
               ARGO-TECH CORPORATION COSTA MESA AND SUBSIDIARIES

                               INSURANCE SUMMARY
                             2002-2003 POLICY YEAR


                             EFFECTIVE DATES                                                                                ANNUAL
LINE OF COVERAGE             FROM        TO                 CARRIER            POLICY NUMBER       LIMITS      DEDUCTIBLE  PREMIUM
----------------          ---------   ---------   ---------------------------  -------------  ---------------  ----------  -------

PROPERTY                  01-Nov-02   01-Nov-03              ZURICH              ERP9307148       350,315,825    100,000   425,000

PROPERTY - QUAKE EXCESS   01-Nov-02   01-Nov-03           RLI & OTHERS           CPP5903879         5,000,000          0    29,450
                                                                                 ACG3303879         5,000,000          0     8,550
TRANSIT                   01-Nov-02   01-Nov-03              ROYAL               PST2638638           250,000      5,000    12,000
                                                                                                AGR 750,000
GENERAL LIABILITY         01-Nov-02   01-Nov-03              CHUBB                35283720          1,000,000      1,000    54,294
                                                       (FEDERAL INS. CO.)                     AGR 2,000,000

FOREIGN LIABILITY         01-Nov-02   01-Nov-03              CHUBB                73227233          1,000,000       NONE    15,725
                                                        (GREAT NORTHERN)                      AGR 1,000,000

BUSINESS AUTO             01-Nov-02   01-Nov-03              KEMPER             F3D058159-00        1,000,000        500    35,739
                                                  LUMBERMAN'S MUTUAL CASUALTY

WORKERS COMP (NON-OHIO)   01-Nov-02   01-Nov-03              KEMPER             3CL890386-00        1,000,000    100,000   171,180
                                                  LUMBERMAN'S MUTUAL CASUALTY                                  RETENTION

EXCESS WORK COMP (DH)     01-Nov-02   01-Nov-03    MIDWEST EMPLOYERS CASUALTY    2943-50-CH         1,000,000    450,000    31,755
                                                                                                               RETENTION

UMBRELLA LIABILITY        01-Nov-02   01-Nov-03      GR. AMERICAN ASSURANCE      UMB5747319        20,000,000       NONE    63,000

NON-AIRCRAFT PRODUCTS     01-Nov-02   01-Nov-03        STEADFAST (ZURICH)      SPO3569731-03        2,000,000     10,000    56,135

AIRCRAFT PRODUCTS LIAB    01-Nov-02   01-Nov-03         ABC/LLOYDS/LONDON        AB0203581        300,000,000       NONE   342,000

PROFESSIONAL LIAB         01-Nov-02   01-Nov-03             EVANSTON              EO813443          1,000,000     25,000    27,370

FIDELITY/CRIME            01-Nov-02   01-Nov-03       NATIONAL UNION (AIG)        4953766           3,000,000     10,000    22,950

FIDUCIARY                 01-Nov-02   01-Nov-03       NATIONAL UNION (AIG)        4953754           3,000,000     25,000    35,000

DIRECTORS & OFFICERS      01-Nov-02   01-Nov-03       NATIONAL UNION (AIG)        4953776          15,000,000    100,000   125,000

SPECIAL                   01-Nov-02   01-Nov-03           LLOYDS/PIA             076517-011         5,000,000       NONE     2,200

EXCESS LIABILITY          01-Nov-02   01-Nov-03        GULF INSURANCE CO.        GA2858594         25,000,000       NONE    37,500

TRAVEL (SALARIED)         01-Nov-02   01-Nov-03                CNA               SR63109249           500,000       NONE     9,583
                                                                                              AGR 2,500,000
TRAVEL (HOURLY)           01-Nov-02   01-Nov-03                CNA               SR83109250           100,000       NONE     1,000
                                                                                                AGR 500,000

                                                                       EXHIBIT A


================================================================================




                      AMENDED AND RESTATED CREDIT AGREEMENT


                           Dated as of July 18, 1997,
                   Amended and Restated as of January 24, 2003

                                      Among


                             ARGO-TECH CORPORATION,
                                  as Borrower,


                            AT HOLDINGS CORPORATION,

                            The Lenders Party Hereto


                                       and


                              JPMORGAN CHASE BANK,
                             as Administrative Agent

                    -----------------------------------------

                          J.P. MORGAN SECURITIES INC.,
                    as Sole Lead Arranger and Sole Bookrunner

                               NATIONAL CITY BANK,
                              as Syndication Agent




================================================================================

                                TABLE OF CONTENTS


                                                                                                                 Page
                                                                                                                 ----
                                    ARTICLE I

                                   Definitions

SECTION 1.01.              Defined Terms ..........................................................................1
SECTION 1.02.              Classification of Loans and Borrowings.................................................32
SECTION 1.03.              Terms Generally........................................................................32
SECTION 1.04.              Accounting Terms; GAAP.................................................................32

                                   ARTICLE II

                                   The Credits

SECTION 2.01.              Commitments; Outstanding Loans.........................................................33
SECTION 2.02.              Loans and Borrowings...................................................................34
SECTION 2.03.              Requests for Borrowings................................................................34
SECTION 2.04.              Letters of Credit......................................................................36
SECTION 2.05.              Funding of Borrowings..................................................................41
SECTION 2.06.              Interest Elections.....................................................................42
SECTION 2.07.              Termination and Reduction of Commitments...............................................44
SECTION 2.08.              Repayment of Loans; Evidence of Debt...................................................45
SECTION 2.10.              Prepayment of Loans....................................................................47
SECTION 2.11.              Fees...................................................................................49
SECTION 2.12.              Interest...............................................................................50
SECTION 2.13.              Alternate Rate of Interest.............................................................51
SECTION 2.14.              Increased Costs........................................................................52
SECTION 2.15.              Break Funding Payments.................................................................54
SECTION 2.16.              Taxes..................................................................................54
SECTION 2.17.              Payments Generally; Pro Rata Treatment;
                           Sharing of Setoffs.....................................................................56
SECTION 2.18.              Mitigation Obligations; Replacement of
                           Lenders................................................................................58

                                   ARTICLE III

                         Representations and Warranties

SECTION 3.01.              Organization; Powers...................................................................59
SECTION 3.02.              Authorization; Enforceability..........................................................59
SECTION 3.03.              Governmental Approvals; No Conflicts...................................................60
SECTION 3.04.              Financial Condition; No Material Adverse
                           Change.................................................................................60
SECTION 3.05.              Properties.............................................................................61
SECTION 3.06.              Litigation and Environmental Matters...................................................62
SECTION 3.07.              Compliance with Laws and Agreements....................................................62

SECTION 3.08.              Investment and Holding Company Status..................................................62
SECTION 3.09.              Taxes..................................................................................63
SECTION 3.10.              ERISA..................................................................................63
SECTION 3.11.              Disclosure.............................................................................63
SECTION 3.12.              Subsidiaries...........................................................................64
SECTION 3.13.              Insurance..............................................................................64
SECTION 3.14.              Labor Matters..........................................................................64
SECTION 3.15.              Solvency...............................................................................64
SECTION 3.16.              Security Documents.....................................................................65
SECTION 3.17.              Federal Reserve Regulations............................................................66
SECTION 3.18.              TRW Agreement..........................................................................66
SECTION 3.19.              Tax Status of ESOP.....................................................................66
SECTION 3.20.              Certain Agreements.....................................................................66

                                   ARTICLE IV

                                   Conditions

SECTION 4.01.              Each Credit Event......................................................................66

                                   ARTICLE V

                             Affirmative Covenants

SECTION 5.01.              Financial Statements and Other Information.............................................68
SECTION 5.02.              Notices of Material Events.............................................................70
SECTION 5.03.              Information Regarding Collateral.......................................................70
SECTION 5.04.              Existence; Conduct of Business.........................................................71
SECTION 5.05.              Payment of Obligations.................................................................71
SECTION 5.06.              Maintenance of Properties..............................................................72
SECTION 5.07.              Insurance..............................................................................72
SECTION 5.08.              Casualty and Condemnation..............................................................74
SECTION 5.09.              Books and Records; Inspection and Audit Rights.........................................74
SECTION 5.10.              Compliance with Laws...................................................................75
SECTION 5.11.              Use of Proceeds and Letters of Credit .................................................75
SECTION 5.12.              Additional Subsidiaries................................................................76
SECTION 5.13.              Further Assurances.....................................................................77

                                   ARTICLE VI

                               Negative Covenants

SECTION 6.01.              Indebtedness; Certain Equity Securities................................................78
SECTION 6.02.              Liens..................................................................................80
SECTION 6.03.              Fundamental Changes....................................................................81


SECTION 6.04.              Investments, Loans, Advances, Guarantees and
                           Acquisitions...........................................................................82
SECTION 6.05.              Asset Sales............................................................................85
SECTION 6.06.              Sale and Lease-Back Transactions.......................................................85
SECTION 6.07.              Hedging Agreements.....................................................................86
SECTION 6.08.              Restricted Payments; Certain Payments of
                           Indebtedness...........................................................................86
SECTION 6.09.              Transactions with Affiliates...........................................................88
SECTION 6.10.              Restrictive Agreements.................................................................88
SECTION 6.11.              Amendment of Material Documents........................................................89
SECTION 6.12.              Capital Expenditures...................................................................90
SECTION 6.13.              Senior Leverage Ratio..................................................................90
SECTION 6.14.              Consolidated Interest Expense Coverage Ratio...........................................90
SECTION 6.15.              Consolidated Fixed Charge Coverage Ratio...............................................90
SECTION 6.16.              Certain Actions under Senior Subordinated Note Documents...............................90

                                  ARTICLE VII

                               Events of Default


                                  ARTICLE VIII

                            The Administrative Agent


                                   ARTICLE IX

                                 Miscellaneous

SECTION 9.01.              Notices................................................................................97
SECTION 9.02.              Waivers; Amendments....................................................................98
SECTION 9.03.              Expenses; Indemnity; Damage Waiver.....................................................99
SECTION 9.04.              Successors and Assigns................................................................101
SECTION 9.05.              Survival..............................................................................105
SECTION 9.06.              Counterparts; Integration; Effectiveness..............................................106
SECTION 9.07.              Severability..........................................................................106
SECTION 9.08.              Right of Setoff.......................................................................107
SECTION 9.09.              Governing Law; Jurisdiction; Consent to
                           Service of Process....................................................................107
SECTION 9.10.              WAIVER OF JURY TRIAL..................................................................108
SECTION 9.11.              Headings..............................................................................108
SECTION 9.12.              Confidentiality.......................................................................108
SECTION 9.13.              Interest Rate Limitation..............................................................109
SECTION 9.14.              Existing Credit Agreement; Effectiveness of
                           Amendment and Restatement.............................................................110

SCHEDULES:

Schedule 1.01(b)    --    Immaterial Subsidiaries
Schedule 2.01       --    Commitments
Schedule 3.05       --    Real Property
Schedule 3.06       --    Disclosed Matters
Schedule 3.12       --    Subsidiaries
Schedule 3.13       --    Insurance
Schedule 6.04       --    Investments
Schedule 6.05       --    Real Estate
Schedule 6.10       --    Existing Restrictions

EXHIBITS:

Exhibit A           --    Form of Assignment and Acceptance
Exhibit B(i)        --    Form of Opinion of Paul R. Keen
Exhibit B(ii)       --    Form of Opinion of Jones, Day, Reavis & Pogue
Exhibit C           --    Form of Parent Guarantee Agreement
Exhibit D           --    Form of Subsidiary Guarantee Agreement
Exhibit E           --    Form of Indemnity, Subrogation and Contribution Agreement
Exhibit F           --    Form of Pledge Agreement
Exhibit G           --    Form of Security Agreement
Exhibit H           --    Form of Amendment to Security Agreement

                            AMENDED AND RESTATED CREDIT AGREEMENT dated as of
                  July 18, 1997, as amended and restated as of January 24, 2003, among ARGO-TECH CORPORATION, AT HOLDINGS CORPORATION, the LENDERS party hereto, and JPMORGAN CHASE BANK, as successor to JPMorgan Chase Bank, as Administrative Agent.

                  The Borrower, Holdings, the Lenders and the Administrative Agent entered into this Agreement as of July 18, 1997 (the "Original Agreement"), as amended and restated as of September 26, 1997 (as amended, the "Existing Credit Agreement"), as in effect immediately prior to the Restatement Effective Date (as defined herein).

                  The Borrower, Holdings, the Restatement Lenders (as defined therein) and JPMorgan Chase Bank, as administrative agent, are parties to an Amendment and Restatement Agreement dated as of January 24, 2003 (the "Amendment and Restatement Agreement").

                  Subject to the satisfaction of the conditions set forth in the Amendment and Restatement Agreement, the Existing Credit Agreement shall be amended and restated as provided herein.

                  The parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

                  SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

                  "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

                  "Account Debtor" has the meaning assigned to such term in the Security Agreement.

                  "Accounts" has the meaning assigned to such term in the Security Agreement.

                  "Acquisition" means the acquisition by the Borrower of J.C. Carter pursuant to the Stock Purchase Agreement.

         "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

         "Administrative Agent" means JPMorgan Chase Bank, in its capacity as administrative agent for the Lenders hereunder.

         "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

         "Affiliate" means, with respect to a specified Person, another Person that (a) directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified or (b) owns, directly or indirectly, 10% or more of the voting securities of the Person specified.

         "Alternate Base Rate" means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate, respectively.

         "Amendment and Restatement Agreement" has the meaning given such term in the recitals hereto.

         "Applicable Percentage" means, with respect to any Revolving Lender, the percentage of the total Revolving Commitments represented by such Lender's Revolving Commitment. If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments.

         "Applicable Rate" means, for any day with respect to any ABR Loan or Eurodollar Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "ABR Spread" "Eurodollar Spread" or "Commitment Fee Rate", as the case may be, based upon the Leverage Ratio as of the most recent determination date; provided that until the delivery to the Administrative Agent, pursuant to

Section 5.01(b), of Borrower's consolidated financial statements for Borrower's first full fiscal quarter commencing after the Effective Date, the "Applicable Rate" shall be the applicable rate per annum set forth below in Category 1:


                                                          ABR             EURODOLLAR             COMMITMENT FEE
                LEVERAGE RATION                         SPREAD              SPREAD                    RATE
     -------------------------------------              ------            ----------             --------------

                   CATEGORY 1
      GREATER THAN OR EQUAL TO 6.00 TO 1.00               2.50               3.50                    0.75

                   CATEGORY 2
     GREATER THAN OR EQUAL TO 4.00 TO 1.00
           BUT LESS THAN 6.00 TO 1.00                     2.25               3.25                    0.50

                   CATEGORY 3
             LESS THAN 4.00 TO 1.00                       1.75               2.75                    0.50



         For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of Borrower's fiscal year based upon Borrower's consolidated financial statements delivered pursuant to Section 5.01(a) or (b) and (ii) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Leverage Ratio shall be deemed to be in Category 1 (A) at any time that an Event of Default has occurred and is continuing or (B) if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

         "Argo-Tech Notes" means the senior unsecured subordinated notes issued by the Borrower, at a discount, for cash consideration of up to $50,000,000, the proceeds of which were used to pay dividends to Holdings and which dividends were used by Holdings to purchase Common Stock from AT Holdings, LLC.

         "Argo-Tech Notes Documents" means the indenture under which the Argo-Tech Notes were issued and all other agreements and documents evidencing, guaranteeing or providing for the terms and conditions of the Argo-Tech Notes.

         "Assessment Rate" means, for any day, the annual assessment rate in effect on such day that is payable by a member of the Bank Insurance Fund classified as "well-capitalized" and within supervisory subgroup "B" (or a comparable successor risk classification) within the meaning of 12 C.F.R. Part 327 (or any successor provision) to the Federal Deposit Insurance Corporation for insurance by such Corporation of time deposits made in dollars at the offices of such member in the United States; provided that if, as a result of any change in any law, rule or regulation, it is no longer possible to determine the Assessment Rate as aforesaid, then the Assessment Rate shall be such annual rate as shall be determined by the Administrative Agent to be representative of the cost of such insurance to the Lenders.

         "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

         "Base CD Rate" means the sum of (a) the Three-Month Secondary CD Rate multiplied by the Statutory Reserve Rate plus (b) the Assessment Rate.

         "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

         "Borrower" means Argo-Tech Corporation, a Delaware corporation.

         "Borrowing" means Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

         "Borrowing Base" means, as of any date of determination, an amount equal to the sum of (a) 80% of the aggregate amount of the Eligible Accounts Receivable as of such date, plus (b) 60% of the Eligible Inventory Value as of such date. The Borrowing Base shall be computed as of the end of each fiscal month during which the Revolving Exposure equals or exceeds $10,000,000 by the Borrower and a Borrowing Base Certificate presenting the Borrower's computation of the Borrowing Base will be delivered to the Administrative Agent promptly, but in no event later than the 15th day of the following month; provided that the Borrower may, at its option, deliver a Borrowing Base Certificate at any time (but not more frequently than once in any week) in order to establish a new Borrowing Base. The Borrowing Base at any time in effect shall be determined by reference to the Borrowing Base Certificate most recently delivered hereunder, absent any error in such Borrowing Base Certificate.

         "Borrowing Base Certificate" means a certificate in a form approved by the Administrative Agent, together with all attachments contemplated thereby.

         "Borrowing Request" means a request by the Borrower for a Borrowing in accordance with Section 2.03.

         "Borrower Subordinated Notes" means the $5,006,700 of floating rate Subordinated Notes due December 31, 2007, of the Borrower payable to the order of Robert Nagata, as trustee under the Irrevocable Trust Agreement dated December 16, 1988.

         "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

         "Capital Expenditures" means, for any period, (a) the additions to property, plant and equipment and other capital expenditures of the Borrower and its consolidated Subsidiaries that are (or would be) set forth in a consolidated statement of cash flows of the Borrower for such period prepared in accordance with GAAP and (b) Capital Lease Obligations incurred by the Borrower and its consolidated Subsidiaries during such period.

         "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

         "Change in Control" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person other than Holdings of any shares of capital stock of the Borrower; (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the

Securities and Exchange Commission thereunder as in effect on the date hereof), other than Permitted Owners of shares representing more than 20% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Holdings; (c) occupation of a majority of the seats (other than vacant seats) on the board of directors of Holdings by Persons who were neither
(i) nominated by AT Holdings LLC or the chief executive officer of the Borrower nor (ii) appointed by directors so nominated; (d) the acquisition of direct or indirect Control of Holdings by any Person or group other than Permitted Owners; or (e) any "Change of Control" as defined in the Senior Subordinated Notes Documents.

         "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.14(b), by any lending office of such Lender or by such Lender's or the Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

         "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Tranche A Term Loans or Delayed Draw Acquisition Loans.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral" means any and all "Collateral", as defined in any applicable Security Document.

         "Collateral Agent" means the "Collateral Agent", as defined in the Security Agreement.

         "Commitment" means a Revolving Commitment.

         "Common Stock" means shares of Common Stock, par value $.001 per shares, of Holdings.

         "Consolidated EBITDA" means, for any period, Consolidated Net Income for such period (adjusted to exclude any non-cash items attributable to purchase accounting for any acquisition transactions consummated subsequent to the Effective Date), plus, without duplication and to the extent deducted from revenues in determining Consolidated Net

Income, the sum of (a) the aggregate amount of Consolidated Interest Expense for such period, (b) the aggregate amount of letter of credit fees accrued during such period, (c) the aggregate amount of income tax expense for such period, (d) all amounts attributable to depreciation and amortization for such period and
(e) all extraordinary charges during such period and all non-cash charges associated with ESOP compensation and stock options issued to management, and minus, without duplication and to the extent added to revenues in determining Consolidated Net Income for such period, all extraordinary gains during such period, all as determined on a consolidated basis with respect to the Borrower and its Subsidiaries in accordance with GAAP.

         "Consolidated Interest Expense" means, for any period, the interest expense, both expended and capitalized (including the interest component in respect of Capital Lease Obligations, but excluding any amortization of deferred financing costs and prepayment fees), accrued or paid by the Borrower and its Subsidiaries during such period, determined on a consolidated basis in accordance with GAAP.

         "Consolidated Net Income" means, for any period, net income or loss of the Borrower and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, provided that there shall be excluded (a) the income of any Person in which any other Person (other than the Borrower or any of the Subsidiaries or any director holding qualifying shares in compliance with applicable law) has a joint interest, except income shall be included to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of its Subsidiaries by such Person during such period and (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Borrower or any of its Subsidiaries or the date that Person's assets are acquired by the Borrower or any of its Subsidiaries (except, in the case of J.C. Carter, which income (or loss) (excluding the effect of expenses of the office of the president on such income or (loss)) shall not be excluded for purposes of determining Consolidated EBITDA for purposes of the Leverage Ratio and Senior Leverage Ratio only).

         "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.

"Controlling" and "Controlled" have meanings correlative thereto.

         "Corporation's Notes" shall have the meaning set forth in Section 5.4 of the Stockholders' Agreement.

         "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

         "Delayed Draw Acquisition Loan" has the meaning set forth in Section 2.01(b).

         "Delayed Draw Acquisition Loan Lender" means a Lender with an outstanding Delayed Draw Acquisition Loan.

         "Delayed Draw Acquisition Loan Maturity Date" means October 28, 2005.

         "Disclosed Matters" means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06.

         "Distributorship Agreement" means the Distributorship Agreement dated as of December 15, 2000, among the Borrower, Upsilon International Corporation and Yamada Corporation.

         "dollars" or "$" refers to lawful money of the United States of America.

         "Effective Date" means July 18, 1997.

         "Eligible Accounts Receivable" means, as of any date of determination, all Accounts that satisfy the following criteria as of such date:

                  (a) all payments on such Account are by the terms of such Account due not later than 90 days after the date of the original invoice relating thereto;

                  (b) such Account is both (i) owing from an Account Debtor with a principal place of business in the United States of America and (ii) payable from an office located in the United States of America;

                  (c) such Account has been invoiced and is not more than 90 days past the original invoice date (and, for purposes of determining the aggregate amount of such Accounts that are more than 90 days past the original invoice date, any net credit balances owing to the applicable Account Debtor and its Affiliates in respect of such Accounts shall be disregarded);

                  (d) such Account is denominated in dollars;

                  (e) such Account arose from a completed, outright and lawful sale of goods or from the completed performance and acceptance of services rendered by the Borrower or a Subsidiary Loan Party;

                  (f) such Account is owned solely by the Borrower or a Subsidiary Loan Party, is subject to a perfected first priority security interest in favor of the Collateral Agent for the benefit of the Secured Parties pursuant to the Security Agreement and is not subject to any other Lien;

                  (g) such Account arose in the ordinary course of business of the Borrower or a Subsidiary Loan Party and, to the best knowledge of the Borrower, no event of death, bankruptcy, insolvency or inability to pay creditors generally of the Account Debtor thereunder has occurred, and no notice thereof has been received;

                  (h) with respect to such Account, the Account Debtor is not Holdings, the Borrower, a Subsidiary or an Affiliate of any thereof;

                  (i) such Account constitutes an "account" or "chattel paper" within the meaning of the Uniform Commercial Code of the state in which the Account is located;

                  (j) such Account complies in all material respects with the requirements of all applicable laws and regulations;

                  (k) such Account is in full force and effect and constitutes a legal, valid and binding obligation of the Account Debtor enforceable in accordance with its terms;

                  (l) such Account is not for goods sold or services rendered under a purchase order or pursuant to an agreement or understanding (written or oral) indicating that any Person other than the Borrower or a Subsidiary Loan Party has or has had or is purported to have or have had an ownership interest in such goods or to have rendered such services, as subcontractor or otherwise;

                  (m) the Account Debtor with respect to such Account (i) is not a creditor of the Borrower or any Subsidiary (other than the Lenders) unless such Account Debtor has executed a no-offset letter reasonably satisfactory to the Administrative Agent and (ii) has not asserted that such Account is, and the Borrower is not aware of any basis upon which such Account could be, subject to any defense, offset, deduction, credit or dispute (but an Account shall not be excluded pursuant to this clause (ii) to the extent, if any, of any portion thereof that is not asserted to be, and the Borrower is not aware of any basis upon which such portion of such Account could be, so subject);

                  (n) such Account is not payable from an office located in Minnesota or New Jersey unless the Borrower or the applicable Subsidiary Loan Party (i) has received a certificate of authority to do business in and is in good standing in such state or (ii) has filed a notice of business activities report with the appropriate office or agency of such state for the current year; and

                  (o) such Account is not subject to any credit for advance payments or deposits of any Account (but any Account that is so subject shall be excluded only to the extent of the amount of such advance payments or deposits).

         "Eligible Inventory" means, as of any date of determination, all Inventory that satisfies the following criteria as of such date:

                  (a) such Inventory is owned solely by the Borrower or a Subsidiary Loan Party, is subject to a perfected first priority security interest in favor of the Collateral Agent for the benefit of the Secured Parties pursuant to the Security Agreement and is not subject to any other Lien;

                  (b) such Inventory is located in the United States of America and is in the possession of the Borrower or a Subsidiary Loan Party, except Inventory which is not located in the United States or is not in the possession of the Borrower or a Subsidiary Loan Party as a result of manufacturing processes in the ordinary course of business; and

                  (c) such Inventory constitutes "inventory" within the meaning of the Uniform Commercial Code of the state in which such Inventory is located.

         "Eligible Inventory Value" means, as of any date of determination, the gross book value of all Eligible Inventory as of such date.

         "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, handling, treatment, storage, disposal, release or threatened release of any Hazardous Material or to health and safety matters.

         "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, natural resource damage, costs of environmental remediation, administrative oversight costs, fines, penalties or indemnities), of Holdings, the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

         "ERISA Event" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan;
(e) the receipt by the Borrower or any ERISA

Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

         "ESOP" means the employee stock ownership plan created pursuant to the terms of the ESOP Plan and Trust Document.

         "ESOP Documentation" means the ESOP Plan and Trust Document, the ESOP Loan Agreement, the ESOP Term Note and the ESOP Pledge Agreement.

         "ESOP Loan" means the loan made by the Borrower to the ESOP Trust pursuant to the terms of the ESOP Loan Agreement.

         "ESOP Loan Agreement" means the ESOP Loan Agreement, dated May 17, 1994, between the Borrower and the ESOP Trust.

         "ESOP Plan and Trust Document" means the Argo-Tech Corporation Employee Stock Ownership Plan and Trust Agreement, dated May 17, 1994, between the Borrower and State Street Bank and Trust in its capacity as ESOP Trustee.

         "ESOP Pledge Agreement" means the ESOP Pledge Agreement, dated May 17, 1994, executed by the ESOP Trust in favor of the Borrower.

         "ESOP Put Option" means, collectively, the put option created pursuant to Section 7.05 of the ESOP Plan and Trust Document and the put option payments corresponding to such section created by the Argo-Tech Corporation Employee Stock Ownership Plan Excess Benefit Plan.

         "ESOP Term Note" means the Term Note, dated the date of the ESOP Loan, in the original principal amount of $16,800,000, executed and delivered by the ESOP Trust to the Borrower pursuant to the ESOP Loan Agreement, and also means all other promissory notes accepted from time to time in substitution thereof or renewal thereof.

         "ESOP Trust" means the Argo-Tech Employee Stock Ownership Trust created pursuant to the terms of the ESOP Plan and Trust Document.

         "ESOP Trustee" means State Street Bank and Trust, in its capacity as trustee of the ESOP, and any successor thereto in such capacity.

         "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

         "Event of Default" has the meaning assigned to such term in Article
VII.

         "Excess Cash Flow" means, for any period, the sum (without duplication) of:

                  (a) the consolidated net income (or loss) of the Borrower and its consolidated Subsidiaries for such period, adjusted to exclude any gains or losses attributable to Prepayment Events; plus

                  (b) depreciation, amortization and other non-cash charges or losses deducted in determining such consolidated net income (or loss) for such period; plus

                  (c) the sum of (i) the amount, if any, by which Net Working Capital decreased during such period plus (ii) the amount, if any, by which the consolidated deferred revenues of the Borrower and its consolidated Subsidiaries increased during such period plus (iii) the aggregate principal amount of Capital Lease Obligations and other Indebtedness incurred during such period to finance Capital Expenditures, to the extent that mandatory principal payments in respect of such Indebtedness would not be excluded from clause (f) below when made;

                  (d) the sum of (i) any non-cash gains included in determining such consolidated net income (or loss) for such period plus (ii) the amount, if any, by which Net Working Capital increased during such period plus (iii) the amount, if any, by which the consolidated deferred revenues of the Borrower and its Subsidiaries decreased during such period; minus

                  (e) Capital Expenditures permitted under Section 6.12 and made during such period; minus

         (f) the aggregate principal amount of Indebtedness repaid or prepaid by the Borrower and its consolidated Subsidiaries during such period, excluding (i) Indebtedness in respect of Revolving Loans and Letters of Credit, (ii) Term Loans prepaid pursuant to Section 2.10(c) or (e), (iii) repayments or prepayments of Indebtedness financed by incurring other Indebtedness, to the extent that mandatory principal payments in respect of such other Indebtedness would not be excluded from this clause (f) when made and (iv) Indebtedness referred to in clauses (v), (vi), (ix) and (x) of Section 6.01(a).

         "Excluded Taxes" means, with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.18(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.16(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.16(a).

         "Existing Credit Agreement" has the meaning given such term in the recitals hereto.

         "Existing Credit Agreement Effective Date" means the date the Existing Credit Agreement became effective in accordance with its terms.

         "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

         "Financial Officer" means the chief financial officer or treasurer of the Borrower.

         "Fixed Charge Coverage Ratio" means, for any period, the ratio of (a)
(i) Consolidated EBITDA, minus (ii) Capital Expenditures, minus (iii) the aggregate amount of income tax expense paid in cash net of refunds received to
(b) the sum of (i) Consolidated Interest Expense (net of interest income), plus
(ii) scheduled payments of Term Loans after the Restatement Effective Date, in each case for such period; provided that, for purposes of determining the amount to be calculated pursuant to clause (b) (ii) of this definition, for periods ending on or prior to October 24, 2003, the amount of scheduled payments of Term Loans after the Restatement Effective Date during such period shall be (A) the scheduled amount of Term Loans to be paid in the fiscal quarter ending April 25, 2003 multiplied by 4, in the case of the period ended January 24, 2003 and (B) multiplied by (l) 4, in the case of the period of four fiscal quarters ending April 25, 2003, (2) 2, in the case of the period of four fiscal quarters ending July 25, 2003 and (3) 4/3, in the case of the period of four fiscal quarters ending October 24, 2003.

         "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

         "Foreign Subsidiary" means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

         "GAAP" means generally accepted accounting principles in the United States of America.

         "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business.

         "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

         "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

         "Holdings" means AT Holdings Corporation, a Delaware corporation.

         "Holdings Preferred Stock" means up to $30,000,000 of cumulative exchangeable redeemable preferred stock issued by Holdings with warrants to purchase common stock of Holdings (on terms and conditions substantially as set forth on Annex 1 hereto), the proceeds of which are used to purchase Common Stock from AT Holdings, LLC.

         "Holdings Subordinated Notes" means the $41,100,000 of 11.25% Subordinated Notes due December 31, 2007, of Holdings payable to AT Holdings, LLC.

         "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable thereof or as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

         "Indemnified Taxes" means Taxes other than Excluded Taxes.

         "Indemnity, Subrogation and Contribution Agreement" means the Indemnity, Subrogation and Contribution Agreement, substantially in the form of Exhibit E, among the Borrower, Holdings, the Subsidiary Loan Parties and the Administrative Agent.

         "Information Memorandum" means the Confidential Information Memorandum dated June 1997 relating to the Borrower, the Loan Documents, the borrowing of Loans, the use of proceeds thereof and the issuance of Letters of Credit hereunder.

         "Interest Election Request" means a request by the Borrower to convert or continue a Revolving Borrowing or Term Borrowing in accordance with Section 2.06.

         "Interest Payment Date" means (a) with respect to any ABR Loan, the last day of each March, June, September and December, and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.

         "Interest Period" means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

         "Inventory" has the meaning assigned to such term in the Security Agreement.

         "Issuing Bank" means JPMorgan Chase Bank, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.04(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

         "J.C. Carter" means Argo-Tech Corporation Costa Mesa, formerly known as J.C. Carter Company, Inc., a California corporation.

         "LC Disbursement" means a payment made by the Issuing Bank pursuant to a Letter of Credit.

         "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

         "Lenders" means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

         "Letter of Credit" means any letter of credit issued pursuant to this Agreement.

         "Leverage Ratio" means, on any date, the ratio of (a) Total Debt as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended as of such date (including the Consolidated EBITDA (excluding the effect of expenses of the office of the president on such Consolidated EBITDA) for such four fiscal quarters of J.C. Carter for the period of four consecutive fiscal quarters of the Borrower most recently ended) (or, if such date is not the last day of a fiscal quarter, then most recently ended prior to such date), all determined on a consolidated basis in accordance with GAAP.

         "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such

Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

         "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

         "Loan Documents" means this Agreement, the promissory notes, if any, executed and delivered pursuant to Section 2.08(e), the Parent Guarantee Agreement, the Subsidiary Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement, the Security Documents and the Amendment and Restatement Agreement.

         "Loan Parties" means Holdings, the Borrower and the Subsidiary Loan Parties.

         "Loans" means the loans made by the Lenders to the Borrower pursuant to this Agreement.

         "Management Put Options" means the put option created pursuant to
Section 5 of the Stockholders' Agreement.

         "Material Adverse Effect" means a material adverse effect on (a) the business, assets, operations or condition, financial or otherwise, of Holdings, the Borrower and the Subsidiaries taken as a whole, (b) the ability of one or more Loan Parties to perform any of their obligations under the Loan Documents that, taken as a whole, are material or (c)) the rights of or benefits available to the Lenders under one or more Loan Documents that, taken as a whole, are material.

         "Material Indebtedness" means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of Holdings, the Borrower and its Subsidiaries in an aggregate principal amount exceeding $2,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of Holdings, the

Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that Holdings, the Borrower or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

         "Moody's" means Moody's Investors Service, Inc.

         "Mortgage" means a mortgage, deed of trust, assignment of leases and rents, leasehold mortgage or other security document granting a Lien on any Mortgaged Property to secure the Obligations. Each Mortgage shall be satisfactory in form and substance to the Collateral Agent.

         "Mortgaged Property" means each parcel of real property and improvements thereto with respect to which a Mortgage is granted pursuant to
Section 5.12 or 5.13.

         "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "Net Proceeds" means, with respect to any event (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid by Holdings, the Borrower and the Subsidiaries to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or other insured damage or condemnation or similar proceeding), the amount of all payments required to be made by Holdings, the Borrower and the Subsidiaries as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by Holdings, the Borrower and the Subsidiaries, and the amount of any reserves established by Holdings, the Borrower and the Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of the Borrower).

         "Net Working Capital" means, at any date, (a) the consolidated current assets of the Borrower and its consolidated Subsidiaries as of such date (excluding cash and Permitted Investments) minus (b) the consolidated current liabilities of the Borrower and its consolidated Subsidiaries as of such date (excluding current liabilities in respect of Indebtedness). Net Working Capital at any date may be a positive or negative number. Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative.

         "Obligations" has the meaning assigned to such term in the Security Agreement.

         "Original Credit Agreement" has the meaning given such term in the recitals hereto.

         "Other Taxes" means any and all current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

         "Parent Guarantee Agreement" means the Parent Guarantee Agreement, substantially in the form of Exhibit C, made by Holdings in favor of the Administrative Agent for the benefit of the Secured Parties.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

         "Perfection Certificate" means a certificate in the form of Annex 1 to the Security Agreement or any other form approved by the Collateral Agent.

         "Permitted Acquisition" means any acquisition by the Borrower or a Subsidiary Loan Party of all or substantially all the assets of, or all the shares of capital stock of or other equity interests in, a Person or division or line of business of a Person if, immediately after giving effect thereto, (i) no Default has occurred and is continuing or would result therefrom, (ii) all transactions related thereto are consummated in accordance with applicable laws,
(iii) all the capital stock of any Subsidiary formed for the purpose of or resulting from such acquisition are owned directly by the Borrower or a Subsidiary Loan Party and all actions required to be taken, if any, with respect to such acquired or newly formed Subsidiary under Sections 5.12 and 5.13 have been taken, (iv) the Borrower and its Subsidiaries are in compliance, on a pro forma basis after giving effect to such acquisition (and taking into account all appropriate assets, liabilities and items of income and expense of any acquired entity or acquired assets for any applicable period prior to the acquisition thereof) with the covenants contained in Sections 6.01, 6.12, 6.13,
6.14 and 6.15 recomputed as at the last day of the most recently ended fiscal quarter of the Borrower, as if such acquisition had occurred on the first day of each relevant period for testing such compliance, (v) in the case of an acquisition of assets, such assets are to be used, and in the case of an acquisition of capital stock or other equity interests, the Person so acquired is engaged in, the same or a related line of business as the Borrower and the Subsidiaries and other business activities incidental thereto, (vi) the Borrower has delivered to the Administrative Agent an officers' certificate to the effect set forth in clauses (i) and (iv) above, together with all relevant financial information for the Person or assets to be acquired, and (vii) neither Holdings, the Borrower nor any Subsidiary, including any acquired or newly formed Subsidiary, shall be liable for any Indebtedness other than as permitted by
Section 6.01; provided that the Acquisition shall not be deemed to constitute a Permitted Acquisition for purposes of this Agreement.

         "Permitted Encumbrances" means:

         (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.04;

         (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.04;

         (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

         (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

         (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII;

         (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary; and

         (g) rights of the government of the United States of America or any agency or instrumentality thereof in inventory or equipment, arising out of any contract between the Borrower or any Subsidiary and such government, agency or instrumentality or pursuant to any contract entered into with, or received from, any higher-tier subcontractor or prime contractor of such government, agency or instrumentality, whether by operation of law or the terms of such contract, or by virtue of the receipt by the Borrower or its predecessor or such Subsidiary of progress or advance payments or reimbursement of costs in connection therewith.

provided that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

         "Permitted Investments" means:

         (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

         (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

         (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, (i) any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000, (ii) any domestic office of any commercial bank organized under the laws of a foreign jurisdiction that has a rating of at least AA by S&P or Aa by Moody's and (iii) any Lender; and

         (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause
     (c) above.

         "Permitted Owners" means (a) Mr. Masashi Yamada and members of his immediate family, (b) corporations and other entities that are Controlled by one or more of the persons referred to in clause (a), (c) trusts for the sole benefit of one or more of the persons referred to in clause (a), (d) the ESOP and (e) individuals who are members of management of Holdings or the Borrower as of the Effective Date.

         "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

         "Pledge Agreement" means the Pledge Agreement, substantially in the form of Exhibit F, among the Borrower, Holdings, the Subsidiaries party thereto and the Collateral Agent for the benefit of the Secured Parties.

         "Prepayment Event" means:

         (a) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset (including capital stock) of Holdings, the Borrower or any Subsidiary, other than (i) dispositions described in clauses (a), (b) and (d) of Section 6.05 and (ii) other dispositions resulting in aggregate Net Proceeds not exceeding $2,500,000; or

         (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of Holdings, the Borrower or any Subsidiary, but only to the extent that the Net Proceeds therefrom have not been applied to repair, restore or replace such property or asset within 90 days after such event (or any longer period provided for in Section 5.08(C) with respect to events referred to in such Section); or

         (c) the issuance by Holdings, the Borrower or any Subsidiary of any equity securities, or the receipt by Holdings, the Borrower or any Subsidiary of any capital contribution, other than any such issuance of equity securities to, or receipt of any such capital contribution from, Holdings, the Borrower or a Subsidiary and the issuance of any class of common stock by Holdings provided the proceeds of such issuance are used to redeem Holdings Preferred Stock; or

         (d) the incurrence by Holdings, the Borrower or any Subsidiary of any Indebtedness, other than Indebtedness permitted under Section 6.01.

         "Prime Rate" means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

         "Put Options" means, collectively, the ESOP Put Option and the Management Put Options.

         "Register" has the meaning set forth in Section 9.04.

         "Regulation G" means Regulation G of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

         "Regulation U" means Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

         "Regulation X" means Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

         "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

         "Required Lenders" means, at any time, Lenders having Revolving Exposures, Term Loans and unused Commitments representing more than 55% of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at such time.

         "Restatement Effective Date" has the meaning given such term in the Amendment and Restatement Agreement.

         "Restatement Transactions" means the execution and delivery of the Amendment and Restatement Agreement by each Person party thereto, the satisfaction of the conditions to the effectiveness thereof, and the consummation of the transactions contemplated thereby, including the amendments to the Existing Credit Agreement effected by the restatement thereof.

         "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of Holdings, the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of Holdings, the Borrower or any Subsidiary or any option, warrant or other right to acquire any such shares of capital stock of Holdings, the Borrower or any Subsidiary.

         "Revolving Availability Period" means the period from and including the Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments.

         "Revolving Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to
Section 2.07 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The amount of each Lender's Revolving Commitment as of the Restatement Effective Date is set forth on Schedule 2.01 and thereafter, the initial amount of each Lender's Revolving Commitment is set forth in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Commitment. The initial aggregate amount of the Lenders' Revolving Commitments as of the Effective Date was $20,000,000.

         "Revolving Exposure" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Revolving Loans and its LC Exposure at such time.

         "Revolving Lender" means a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure.

         "Revolving Loan" means a Loan made pursuant to Section 2.01(a).

         "Revolving Maturity Date" means October 28, 2005.

         "S&P" means Standard & Poor's.

         "Secured Parties" shall have the meaning assigned to such term in the Security Agreement.

         "Security Agreement" means the Security Agreement, substantially in the form of Exhibit G, among the Borrower, the Subsidiary Loan Parties and the Collateral Agent for the benefit of the Secured Parties.

         "Security Documents" means the Security Agreement, the Pledge Agreement, the Mortgages and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.12 or 5.13 to secure any of the Obligations.

         "Senior Debt" means, with respect to the Borrower and its Subsidiaries on a consolidated basis at any time, all Indebtedness of the Borrower and its Subsidiaries (other than the Subordinated Notes and the Senior Subordinated Notes) which at such time would be required to be reflected as a liability for borrowed money on a consolidated balance sheet of the Borrower and its consolidated Subsidiaries prepared in accordance with GAAP.

         "Senior Leverage Ratio" means, on any date, the ratio of (a) Senior Debt as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended as of such date (including the Consolidated EBITDA (excluding the effect of expenses of the office of the president on such Consolidated EBITDA) for such four fiscal quarters of J.C. Carter for the period of four consecutive fiscal quarters of the Borrower most recently ended) (or, if such date is not the last day of a fiscal quarter, then most recently ended prior to such date), all determined on a consolidated basis in accordance with GAAP.

         "Senior Subordinated Notes" means the 8 5/8% Senior Subordinated Notes due 2007 issued on the Existing Credit Agreement Effective Date in the aggregate principal amount of $140,000,000 and shall include any substantially identical notes issued in exchange therefore after the Existing Credit Agreement Effective Date, pursuant to the Senior Subordinated Notes Documents.

         "Senior Subordinated Notes Documents" means the indenture under which the Senior Subordinated Notes are issued and all other instruments, agreements and documents evidencing, guaranteeing or providing for the terms and conditions of the Senior Subordinated Notes.

         "Specified Real Estate" means the real estate owned by Argo-Tech Corporation (HBP) as of the Effective Date identified on Schedule 6.05.

         "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject (a) with respect to the Base CD Rate, for new negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to three months and
(b) with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

         "Stockholders' Agreement" means the Stockholders' Agreement dated as of December 17, 1998, by and among Holdings, AT Holdings, LLC, YC International Inc., Sunhorizon International, Inc., Chase Venture Capital

Associates, LP and the Management Investors (as defined therein).

         "Stock Purchase Agreement" means the Stock Purchase Agreement, dated as of August 1, 1997, by and among J.C. Carter, Robert L. Veloz, individually and as trustee, Marlene J. Veloz, individually and as trustee, Harry S. Derbyshire, individually and as trustee, Edith T. Derbyshire, individually and as trustee, Michael Veloz, Katherine Canfield and Maureen Partch, as trustee and the Borrower.

         "Subordinated Notes" means the Borrower Subordinated Notes and Holdings Subordinated Notes.

         "subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

         "Subsidiary" means any subsidiary of Holdings or the Borrower, as the context requires.

         "Subsidiary Guarantee Agreement" means the Subsidiary Guarantee Agreement, substantially in the form of Exhibit D, made by the Subsidiary Loan Parties in favor of the Administrative Agent for the benefit of the Secured Parties.

         "Subsidiary Loan Party" means any Subsidiary of the Borrower other than
(a) any Foreign Subsidiary that, if it were to Guarantee the Obligations, would result in adverse tax consequences to Holdings or the Borrower, and (b) immaterial subsidiaries set forth on Schedule 1.01(b) so long as such immaterial subsidiaries have no operating assets or earnings other than operating assets and earnings as of the Effective Date.

         "Sumitomo Credit Agreement" means (a) the Amended and Restated Loan Agreement dated as of September 21, 1995, as amended, among Holdings, the Borrower, the Subsidiaries named therein and The Sumitomo Bank, Ltd., and (b) the Subordinated Loan Agreement dated as of December 24, 1990, as amended, between Holdings and The Sumitomo Bank, Ltd.

         "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

         "Term Loan" means a Tranche A Term Loan or a Delayed Draw Acquisition Loan.

         "Three-Month Secondary CD Rate" means, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day is not a Business Day, the next preceding Business
Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15 (519) during the week following such day) or, if such rate is not so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day is not a Business Day, on the next preceding Business Day) by the Administrative Agent from three negotiable certificate of deposit dealers of recognized standing selected by it.

         "Total Debt" means, with respect to the Borrower and its Subsidiaries on a consolidated basis at any time, all Indebtedness of the Borrower and its Subsidiaries which at such time would be required to be reflected as a liability for borrowed money on a consolidated balance sheet of the Borrower and its consolidated Subsidiaries prepared in accordance with GAAP.

         "Tranche A Term Loan" has the meaning set forth in Section 2.01(b).

         "Tranche A Term Loan Lender" means a Lender with an outstanding Tranche A Term Loan.

         "Tranche A Term Loan Maturity Date" means October 28, 2005.

         "Transactions" means (a) the execution, delivery and performance by each Loan Party of the Loan Documents to which it is to be a party, (b) the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder, (a) the making of the Acquisition and (d) the issuance of the Senior Subordinated Notes.

         "TRW" means TRW mc, an Ohio corporation, and its successors and permitted assigns under the TRW Agreement.

         "TRW Agreement" means that certain Agreement of Purchase and Sale between Agnem Holdings, Inc. and TRW, dated as of August 5, 1986, as amended by
(a) that certain letter agreement dated September 5, 1986, (b) that certain Agreement dated as of September 16, 1986, (c) that certain Agreement dated as of September 26, 1986, (d) that certain Agreement dated as of October 1, 1986, (e) that certain letter agreement dated as of October 10, 1986, (f) that certain letter agreement dated October 15, 1986, and (g) that certain Amendment No. 6 to Purchase Agreement dated as of October 20, 1986; such term shall also include any other amendments or modifications thereof entered into in accordance with
Section 6.11.

         "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

         "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

         SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., a "Eurodollar Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., a "Eurodollar Revolving Borrowing").

         SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word

"shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

         SECTION 1.04. Accounting Terms: GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.


                                   ARTICLE II

                                   The Credits

         SECTION 2.01. Commitments; Outstanding Loans. (a) Subject to the terms and conditions set forth herein, each Lender agrees to make Revolving Loans to the Borrower from time to time during the Revolving Availability Period in an aggregate principal amount that (i) will not result in such Lender's Revolving Exposure exceeding such Lender's Revolving Commitment and (ii) on any date that the total

Revolving Exposures would exceed $10,000,000 after giving effect to the Revolving Loans requested on such date, will not result in the total Revolving Exposures exceeding the Borrowing Base then in effect. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans.

         (b) Term loans (the "Tranche A Term Loans") in an initial aggregate amount of $100,000,000 were made to the Borrower on the Effective Date, and no Lender shall have an obligation to make any additional Tranche A Term Loan. The outstanding principal amount of each Lender's Tranche A Term Loan as of the Restatement Effective Date is set forth on Schedule 2.01. Delayed draw acquisition loans (the "Delayed Draw Acquisition Loans") in an initial aggregate amount of $15,000,000 were made to the Borrower on the Existing Credit Agreement Effective Date, and no Lender shall have an obligation to make any additional Delayed Draw Acquisition Loan. The outstanding principal amount of each Lender's Delayed Draw Acquisition Loan as of the Restatement Effective Date is set forth on Schedule 2.01. Amounts repaid in respect of Term Loans may not be reborrowed.

         (c) All Tranche A Term Loans, Delayed Draw Acquisition Loans, Revolving Loans and Letters of Credit outstanding under the Existing Credit Agreement on the Restatement Effective Date shall remain outstanding hereunder on the terms set forth herein.

         SECTION 2.02. Loans and Borrowings. (a) Each Loan shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

         (b) Subject to Section 2.13, each Revolving Borrowing and Term Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

         (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $2,500,000. At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $1,000,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.04(e). Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of six Eurodollar Borrowings outstanding.

         (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date, Tranche A Term Loan Maturity Date or Delayed Draw Acquisition Loan Maturity Date, as applicable.

         SECTION 2.03. Requests for Borrowings. To request a Revolving Borrowing or Term Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing, or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing; provided that any such notice of an ABR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.04(e) may be given not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

         (i) whether the requested Borrowing is to be a Revolving Borrowing, Tranche A Term Borrowing or Delayed Draw Acquisition Borrowing;

         (ii) the aggregate amount of such Borrowing;

         (iii) the date of such Borrowing, which shall be a Business Day;

         (iv) subject to the second sentence of Section 2.02(b), whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

         (v) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

         (vi) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Revolving Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

         SECTION 2.04. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Revolving Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

         (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $5,000,000, (ii) the total Revolving Exposures shall not exceed the total Revolving Commitments and (iii) on any date that the total Revolving Exposures would exceed $10,000,000, the total Revolving Exposures shall not exceed the Borrowing Base then in effect.

         (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Revolving Maturity Date.

         (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

         (e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 12:00 noon, New York City time, on (i) the Business Day that the Borrower receives such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR Revolving Borrowing in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.05 with respect to Loans made by such Lender (and Section 2.05 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC

Disbursement (other than the funding of ABR Revolving Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

         (f) Obligations Absolute. The Borrower's obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder. Neither the Administrative Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or wilful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

                (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement.

                (h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.12(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

                (i) Replacement of the Issuing Bank. The Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.11(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing

Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

                (j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to 105% of the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of Article VII. Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

                SECTION 2.05. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New York City and designated by the Borrower in the applicable Borrowing Request; provided that ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.04(e) shall be remitted by the Administrative Agent to the Issuing Bank.

                (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at
(i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

                SECTION 2.06. Interest Elections. (a) Each Revolving Borrowing and Term Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial

Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

                (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

                (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02 and paragraph
(f) of this Section:

                (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

                (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

                (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

              (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

                (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

                (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

                (f) A Borrowing of any Class may not be converted to or continued as a Eurodollar Borrowing if after giving effect thereto (i) the Interest Period therefor would commence before and end after a date on which any principal of the Loans of such Class is scheduled to be repaid and (ii) the sum of the aggregate principal amount of outstanding Eurodollar Borrowings of such Class with Interest Periods ending on or prior to such scheduled repayment date plus the aggregate principal amount of outstanding ABR Borrowings of such Class would be less than the aggregate principal amount of Loans of such Class required to be repaid on such scheduled repayment date.

                SECTION 2.07. Termination and Reduction of Commitments. (a) Unless previously terminated, the Revolving Commitments shall terminate on the Revolving Maturity Date.

                (b) The Borrower may at any time terminate, or from time to time reduce, the Commitments of any Class; provided that (i) each reduction of the Commitments of any Class shall be in an amount that is an integral multiple of $100,000 and not less than $2,500,000 and (ii) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the

Revolving Loans in accordance with Section 2.10, the sum of the Revolving Exposures would exceed the total Revolving Commitments.

                (c) In the event that, on the date on which any prepayment would be required pursuant to Section 2.10(c) or 2.10(e), no Term Borrowings remain outstanding or the amount of the prepayment required by Section 2.10(c) or 2.10(e), as the case may be, exceeds the aggregate principal amount of Term Borrowings then outstanding, the Borrower shall reduce the Revolving Commitments by an amount equal to the excess of the required prepayment over the principal amount, if any, of Term Borrowings actually prepaid.

                (d) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section, or any required reduction of the Revolving Commitments under paragraph
(c) of this Section, at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective commitments of such Class.

                SECTION 2.08. Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan of such Lender on the Revolving Maturity Date and (ii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Term Loan of such Lender as provided in Section 2.09.

                (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

                (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

                (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

                (e) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

                SECTION 2.09. Amortization of Term Loans. (a) Subject to adjustment pursuant to paragraph (d) of this

Section, the Borrower shall repay Tranche A Term Borrowings on each date set forth below in the aggregate principal amount set forth opposite such date:


            Date                                           Amount
            ----                                           ------

        January 24, 2003                                $8,629,000
        April 25, 2003                                  $1,725,800
        July 25, 2003                                   $1,725,800
        October 24, 2003                                $1,725,800
        January 30, 2004                                $2,588,700
        April 30, 2004                                  $2,588,700
        July 30, 2004                                   $2,588,700
        October 29, 2004                                $2,588,700
        January 28, 2005                                $3,020,150
        April 29, 2005                                  $3,020,150
        July 29, 2005                                   $3,020,150
        October 28, 2005                                $2,891,850



                The foregoing amortization schedule reflects all prepayments of the Tranche A Term Borrowings made on or prior to the Restatement Effective Date.

                (b) Subject to adjustment pursuant to paragraph (d) of this Section, the Borrower shall repay Delayed Draw Acquisition Borrowings on each date set forth below in the aggregate principal amount set forth opposite such date:


    Date                              Amount
    ----                              ------

January 24, 2003                    $1,371,000
April 25, 2003                      $  274,200
July 25, 2003                       $  274,200
October 24, 2003                    $  274,200
January 30, 2004                    $  411,300
April 30, 2004                      $  411,300
July 30, 2004                       $  411,300
October 29, 2004                    $  411,300
January 28, 2005                    $  479,850
April 29, 2005                      $  479,850
July 29, 2005                       $  479,850
October 28, 2005                    $  458,150


                The foregoing amortization schedule reflects all prepayments of the Delayed Draw Acquisition Borrowings on or made prior to the Restatement Date.

                (c) To the extent not previously paid, (i) all Tranche A Term Loans shall be due and payable on the Tranche A Term Loan Maturity Date and (ii) all Delayed Draw

Acquisition Loans shall be due and payable on the Delayed Draw Acquisition Loan Maturity Date.

                (d) Any prepayment of a Term Borrowing on or after the Restatement Effective Date of either Class shall be applied to reduce the subsequent scheduled repayments of the Term Borrowings of such Class to be made pursuant to this Section ratably.

                (e) Prior to any repayment of any Term Borrowings of either Class hereunder, the Borrower shall select the Borrowing or Borrowings of the applicable Class to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 11:00 a.m., New York City time, three Business Days before the scheduled date of such repayment; provided that each repayment of Term Borrowings of either Class shall be applied to repay any outstanding ABR Term Borrowings of such Class before any Eurodollar Term Borrowings of such Class. Each repayment of a Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. Repayments of Term Borrowings shall be accompanied by accrued interest on the amount repaid.

                SECTION 2.10. Prepayment of Loans. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section.

                (b) On any date that the total Revolving Exposures exceed $10,000,000, in the event and on each occasion that the total Revolving Exposures exceed the Borrowing Base then in effect, the Borrower shall prepay Revolving Borrowings in an aggregate amount equal to such excess.

                (c) In the event and on each occasion that any Net Proceeds are received by or on behalf of Holdings, the Borrower or any Subsidiary in respect of any Prepayment Event, the Borrower shall, immediately after such Net Proceeds are received apply an aggregate amount equal to such Net Proceeds (i) first, to the prepayment in full of all outstanding Term Borrowings and (ii) second, to the reduction of the Revolving Commitments. The Borrower will, in any event, prepay Term Borrowings at such times and in such amounts as shall be necessary in order to avoid any requirement under the Senior Subordinated Notes Documents to offer to purchase any Senior Subordinated Notes.

                (d) In the event of any partial reduction of the Revolving Commitments, then (i) at or prior to the date of such reduction, the Administrative Agent shall notify the Borrower and the Lenders of the Revolving Exposure after giving effect thereto and (ii) if such Revolving Exposure would exceed the Revolving Commitments after giving effect to such reduction, then the Borrower shall, on the date of such reduction, repay or prepay Revolving Borrowings in an amount sufficient to eliminate such excess.

                (e) Following the end of each fiscal year of the Borrower, commencing with the fiscal year ending October 25, 1997, the Borrower shall prepay Term Borrowings in an aggregate amount equal to 50% (or, in the case of the fiscal year ending October 25, 1997, 12.5%) of Excess Cash Flow for such fiscal year; provided that if the Senior Leverage Ratio as of the end of such fiscal year is less than 2.10 to 1.00, no prepayment shall be required pursuant to this paragraph in respect of such fiscal year. Each prepayment pursuant to this paragraph shall be made on or before the date on which financial statements are delivered pursuant to Section 5.01 with respect to the fiscal year for which Excess Cash Flow is being calculated (and in any event within 90 days after the end of such fiscal year).

                (f) Prior to any optional or mandatory prepayment of Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (g) of this Section; provided that each prepayment of Borrowings of any Class shall be applied to prepay ABR Borrowings of such Class before any other Borrowings of such Class. In the event of any optional or mandatory prepayment of Term Borrowings made at a time when Term Borrowings of both Classes remain outstanding, the Borrower shall select Term Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated between the Tranche A Term Borrowings and Delayed Draw Acquisition Borrowings pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class.

                (g) The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that, if a notice of optional prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.07, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.07. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.12.

         SECTION 2.11. Fees. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a commitment fee, which shall accrue at the Applicable Rate on the average daily unused amount of the Revolving Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which such Revolving Commitment terminates. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the Effective Date. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender.

     (b) The Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate as interest on Eurodollar Revolving Loans on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at 1/4 of 1% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC

Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank's standard fees (other than fronting fees, which shall be payable as specified above) with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

         (c) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

         (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

         SECTION 2.12. Interest. (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.

         (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

         (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section.

         (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

         (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

         SECTION 2.13. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

         (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

         (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

         SECTION 2.14. Increased Costs. (a) If any Change in Law shall:

         (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

         (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

                (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

         (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

         (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Bank's intention to claim compensation thereof or; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

         SECTION 2.15. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan or Term Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.10(g) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.18, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

         SECTION 2.16. Taxes. (a) Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made,
(ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

         (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

         (c) The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error. If the Administrative Agent, any Lender or the Issuing Bank (as the case may be) receives a refund of any Indemnified Taxes or Other Taxes for which the Borrower has made a payment hereunder, it shall promptly notify the Borrower thereof and shall promptly upon receipt repay such refund to the Borrower, without interest and net of any expenses incurred; provided that the Borrower, upon the request of the Administrative Agent, such Lender or the Issuing Bank (as the case may be), agrees to return the amount of such refund (plus any penalties, interest or other charges required to be paid) to the Administrative Agent, such Lender or the Issuing Bank (as the case may be) in the event the Administrative Agent, such Lender or the Issuing Bank (as the case may be) is required to repay such refund to the relevant Governmental Authority.

         (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

         (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

         SECTION 2.17. Payments Generally; Pro Rata Treatment; Sharing of Setoffs. (a) The Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.14,
2.15 or 2.16, or otherwise) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, except payments to be made directly to the Issuing Bank as expressly provided herein and except that payments pursuant to Sections 2.14, 2.15, 2.16 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

         (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied
(i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (i) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

         (c) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans, Term Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans, Term Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participation's in the Revolving Loans, Term Loans and participation's in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans, Term Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

         (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

         (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04 (d) or (e), 2.05(b), 2.17(d) or 9.03 (c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

         SECTION 2.18. Mitigation Obligations: Replacement of Lenders. (a) If any Lender requests compensation under Section 2.14, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

         (b) If any Lender requests compensation under Section 2.14, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent (and, if a Revolving Commitment is being assigned, the Issuing Bank), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to
Section 2.16, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.


                                   ARTICLE III

                         Representations and Warranties

         Each of Holdings and the Borrower represents and warrants to the Lenders that:

         SECTION 3.01. Organization; Powers. Each of Holdings, the Borrower and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

         SECTION 3.02. Authorization; Enforceability. The Transactions and Restatement Transactions to be entered into by each Loan Party are within such Loan Party's corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by each of Holdings and the Borrower and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of Holdings, the Borrower or such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

         SECTION 3.03. Governmental Approvals; No Conflicts. The Transactions and Restatement Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental

Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any applicable law or regulation or the charter, bylaws or other organizational documents of Holdings, the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon Holdings, the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by Holdings, the Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of Holdings, the Borrower or any of its Subsidiaries, except Liens created under the Loan Documents.

         SECTION 3.04. Financial Condition; No Material Adverse Change. (a) The Borrower has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended October 27, 2001, reported on by Deloitte & Touche LLP, independent public accountants, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended July 27, 2002, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

         (b) The Borrower has heretofore furnished to the Lenders its pro forma consolidated balance sheet as of August 2, 1997, prepared giving effect to the Transactions as if the Transactions had occurred on such date. Such pro forma consolidated balance sheet (i) has been prepared in good faith based on the same assumptions used to prepare the pro forma financial statements included in the information package distributed to the Lenders in August 1997 (which assumptions are believed by the Borrower to be reasonable), (ii) is based on the best information available to the Borrower after due inquiry, (iii) accurately reflects all adjustments necessary to give effect to the Transactions and (iv) presents fairly, in all material respects, the pro forma financial position of the Borrower and its consolidated Subsidiaries as of August 2, 1997 as if the Transactions had occurred on such date.

         (c) Except as disclosed in the financial statements referred to above or the notes thereto or in the

Information Memorandum and except for the Disclosed Matters, after giving effect to the Transactions and Restatement Transactions, none of Holdings, the Borrower or its Subsidiaries has, as of the Restatement Effective Date, any material contingent liabilities, unusual long-term commitments or unrealized losses.

         (d) Since October 27, 2001, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of Holdings, the Borrower and its Subsidiaries, taken as a whole.

         SECTION 3.05. Properties. (a) Each of Holdings, the Borrower and its Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

         (b) Each of Holdings, the Borrower and its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by Holdings, the Borrower and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         (c) Schedule 3.05 sets forth the address of each real property that is owned or leased by the Borrower or any of its Subsidiaries as of the Restatement Effective Date after giving effect to the Restatement Transactions. As of the Restatement Effective Date, after giving effect to the Restatement Transactions, neither Holdings, the Borrower nor any of its Subsidiaries owns any real property other than the real property set forth in Schedule 3.05.

         SECTION 3.06. Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of Holdings or the Borrower, threatened against or affecting Holdings, the Borrower, any of its Subsidiaries or the ESOP (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, (ii) that involve any of the Loan Documents or the Transactions or (iii) in the case of the ESOP, as which there is a reasonable possibility of an adverse decision that could adversely effect the status of the ESOP.

         (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither Holdings, the Borrower nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

         (c) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

         SECTION 3.07. Compliance with Laws and Agreements. Each of Holdings, the Borrower and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

         SECTION 3.08. Investment and Holding Company Status. Neither Holdings, the Borrower nor any of its Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

         SECTION 3.09. Taxes. Each of Holdings, the Borrower and its Subsidiaries has timely filed or caused to be filed all income, franchise and other material Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except Taxes that are being contested in good faith by appropriate proceedings and for which Holdings, the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves; provided, that no representation or warranty can be made with respect to J.C. Carter prior to the Acquisition, other than that the sellers of J.C. Carter have indemnified the Borrower for any such failure to file or pay taxes prior to the Acquisition.

         SECTION 3.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of all the assets of such Plan by an amount that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Each Plan is in compliance in all material respects with the requirements under ERISA and the Code.

         SECTION 3.11. Disclosure. The Borrower has disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which Holdings, the Borrower or any of its Subsidiaries is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Information Memorandum nor any of the other reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, Holdings and the Borrower represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

         SECTION 3.12. Subsidiaries. Holdings do not have any Subsidiaries other than the Borrower and the Borrower's Subsidiaries. Schedule 3.12 sets forth the name and jurisdiction of organization of, and the ownership interest of the Borrower in, each Subsidiary of the Borrower and identifies each Subsidiary that is a Subsidiary Loan Party, in each case as of the Restatement Effective Date.

         SECTION 3.13. Insurance. Schedule 3.13 sets forth a description of all insurance maintained by or on behalf of the Borrower and its Subsidiaries as of the

Restatement Effective Date. As of the Restatement Effective Date, all premiums in respect of such insurance have been paid.

         SECTION 3.14. Labor Matters. As of the Restatement Effective Date, there are no strikes, lockouts or slowdowns against Holdings, the Borrower or any Subsidiary pending or, to the knowledge of Holdings or the Borrower, threatened. The hours worked by and payments made to employees of Holdings, the Borrower and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters, except where such violations, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. All material payments due from Holdings, the Borrower or any Subsidiary, or for which any material claim may be made against Holdings, the Borrower or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of Holdings, the Borrower or such Subsidiary. The consummation of the Transactions will not give rise to any right of termination or right of renegotiations on the part of any union under any collective bargaining agreement to which Holdings, the Borrower or any Subsidiary is bound.

         SECTION 3.15. Solvency. Immediately after the consummation of the Restatement Transactions to occur on the Restatement Effective Date and immediately following the making of each Loan made on the Restatement Effective Date and after giving effect to the application of the proceeds of such Loans (and taking into consideration the rights and obligations of the Loan Parties under the Indemnity, Subrogation and Contribution Agreement), (a) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Restatement Effective Date.

         SECTION 3.16. Security Documents. (a) The Pledge Agreement is effective to create in favor of the




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                                                                              66



Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Pledge Agreement) and, when the Collateral is delivered to the Collateral Agent, the Pledge Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of each pledgor thereunder in such Collateral, in each case prior and superior in right to any other Person.

         (b) The Security Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Security Agreement) and, when financing statements in appropriate form are filed in the offices specified on Schedule 6 to the Perfection Certificate, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral (other than the Intellectual Property (as defined in the Security Agreement), in each case prior and superior in right to any other Person, other than with respect to Liens expressly permitted by Section 6.02.

         (c) When the Security Agreement is filed in the United States Patent and Trademark Office and the United States Copyright Office, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Intellectual Property (as defined in the Security Agreement) in which a security interest may be perfected by filing, recording or registering a security agreement, financing statement or analogous document in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, in each case prior and superior in right to any other Person other than Liens expressly permitted by
Section 6.02 (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on registered trademarks, trademark applications and copyrights acquired by the Loan Parties after the date hereof).

         SECTION 3.17. Federal Reserve Regulations. (a) Neither Holdings, the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

         (b) No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and




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                                                                              67



whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation G, U or K.

         SECTION 3.18. TRW Agreement. The provisions of the TRW Agreement pursuant to which TRW is obligated to perform any "Environmental Remediation" and/or indemnify, defend and hold harmless the Borrower, with respect to "Excluded Environmental Obligations", TRW's share of "Shared Environmental Obligations", or otherwise with respect to "Environmental Activities", are in full force and effect in accordance with the terms of the TRW Agreement and no party has waived any material rights thereunder. Terms contained in quotation marks in this Section 3.18 shall have the respective meanings ascribed to such terms in the TRW Agreement.

         SECTION 3.19. Tax Status of ESOP. The ESOP, together with the ESOP Plan and Trust Document, complies with all the requirements necessary to be an "employee stock ownership plan" within the meaning of Section 4975(e) (7) of the Code. The ESOP is a qualified plan and trust under Section 401(a) of the Code, exempt from the tax under Section 501 of the Code and in compliance with all applicable requirements of the Code and ERISA.

         SECTION 3.20. Certain Agreements. The Stockholders' Agreement and the Distributorship Agreement are in full force and effect.


                                   ARTICLE IV

                                   Conditions

         SECTION 4.01. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

         (a) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable.

         (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as




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                                                                              68



     applicable, no Default shall have occurred and be continuing.

         (c) In the case of any Borrowing of a Revolving Loan or issuance of any Letter of Credit, at the time of and immediately after giving effect to such Borrowing or issuance of Letter of Credit, if the total Revolving Exposures exceed $10,000,000, the Borrower shall have delivered a Borrowing Base Certificate as of the most recent month that ended more than 15 days prior to such date of Borrowing or issuance of Letter of Credit.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by Holdings and the Borrower on the date thereof as to the matters specified in paragraphs
(a) and (b) of this Section.


                                    ARTICLE V

                              Affirmative Covenants

         Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, each of Holdings and the Borrower covenants and agrees with the Lenders that:

         SECTION 5.01. Financial Statements and Other Information. The Borrower will furnish to the Administrative Agent and each Lender (directly or through the Administrative Agent):

         (a) within 90 days after the end of each fiscal year of the Borrower (or in the case of the Borrower's fiscal year ended October 26, 2002, within 100 days after the end of such year), the Borrower's audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Deloitte & Touche LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial


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                                                                              69




        statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently (except as noted therein) applied;

                (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, the Borrower's consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of the Borrower's Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently (except as noted therein) applied, subject to normal year-end audit adjustments and the absence of footnotes;

                (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.12, 6.13, 6.14 and 6.15 and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the Borrower's audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

                (d) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

                (e) within 30 days after the commencement of each fiscal year of the Borrower, a detailed consolidated





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                                                                              70




        budget for such fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flow as of the end of and for such fiscal year) and, promptly when available, any significant revisions of such budget;

                (f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by Holdings, the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by Holdings to its shareholders generally, as the case may be;

                (g) at least five days prior to the first date that the total Revolving Exposures exceed $10,000,000 and within 15 days after the end of each month in which the total Revolving Exposures exceeded $10,000,000 at any time during such month, a completed Borrowing Base Certificate calculating and certifying the Borrowing Base as of the last day of such month (or in the case of the first date that the total Revolving Exposures exceed $10,000,000, as of the last day of the most recent month that ended more than 15 days prior to such date), and signed on behalf of the Borrower by a Financial Officer and accompanied by the reports and supporting information contemplated thereby; and

                (h) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of Holdings, the Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request.

                Delivery to the Administrative Agent and each Lender (directly or through the Administrative Agent) of a copy of the Borrower's Form 10-K or 1O-Q, as the case may be, filed with the Securities and Exchange Commission will satisfy the requirements set forth in clause (a) and (b) above, as the case may be, provided that the contents thereof satisfy such requirements.

                SECTION 5.02. Notices of Material Events. Holdings and the Borrower will furnish to the Administrative Agent and each Lender (directly or through the Administrative Agent) prompt written notice of the following:



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                                                                              71




                (a)  the occurrence of any Default;

                (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting Holdings, the Borrower or any Affiliate thereof that could reasonably be expected to result in either (i) liability in excess of $1,500,000 or (ii) a Material Adverse Effect;

                (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of Holdings, the Borrower and its Subsidiaries in an aggregate amount exceeding $750,000; and

                (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

                SECTION 5.03. Information Regarding Collateral.
(a) The Borrower will furnish to the Administrative Agent prompt written notice of any change (i) in any Loan Party's name, (ii) in the jurisdiction of incorporation or organization of any Loan Party, (iii) in the location of the chief executive office of any Loan Party, (iii) in any Loan Party's identity or type of organization or corporate structure or (iv) in any Loan Party's Organizational Identification Number. Each Grantor agrees to promptly provide the Administrative Agent with certified organizational documents reflecting any of the changes described in the first sentence of this paragraph. The Borrower agrees not to effect or permit any change referred to in the first sentence of this paragraph unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the collateral. The Borrower also agrees promptly to notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

               (b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to clause (a) of Section 5.01, the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer of the Borrower and the chief legal officer of the Borrower setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Effective Date or the date of the most recent certificate delivered pursuant to this Section. Each certificate delivered pursuant to this
Section 5.03(b) shall identify in the format of Schedule II, III, IV or V. as applicable, of the Security Agreement all Intellectual Property (as defined in the Security Agreement) of any Loan Party in existence on the date thereof and not then listed on such Schedules as previously so identified to the Collateral Agent.

                SECTION 5.04. Existence; Conduct of Business. Each of Holdings and the Borrower will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and tradenames material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03.

                SECTION 5.05. Payment of Obligations. Each of Holdings and the Borrower will, and will cause each of its Subsidiaries to, pay its Indebtedness and other obligations, including material Tax liabilities, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) Holdings, the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (c) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

                SECTION 5.06. Maintenance of Properties. Each of Holdings and the Borrower will, and will cause each of its Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

                SECTION 5.07. Insurance. (a) Each of Holdings and the Borrower will, and will cause each of its

Subsidiaries to, maintain, with financially sound and reputable insurance companies:

               (i) fire and extended coverage insurance, on a replacement cost basis, with respect to all personal property and improvements to real property, in such amounts as are customarily maintained by companies in the same or similar business operating in the same or similar locations;

               (ii) commercial general liability insurance against claims for bodily injury, death or property damage occurring upon, about or in. connection with the use of any properties owned, occupied or controlled by it, providing coverage on an occurrence basis with a combined single limit of not less than $1,000,000 (plus $35,000,000 of additional coverage under umbrella and similar policies) and including the broad form CGL endorsement;

               (iii) business interruption insurance, insuring against loss of gross earnings for a period of not less than 12 months arising from any risks or occurrences required to be covered by insurance pursuant to clause (i) above; and

               (iv) such other insurance of the type and in the amount described in Schedule 3.13 or as may be required by law.

Deductibles or self-insured retention shall not exceed $100,000 for fire and extended coverage policies, $0 for commercial general liability policies or $100,000 for business interruption policies.

                (b) Fire and extended coverage policies (and any policies required to be maintained pursuant to paragraph (c) below) maintained with respect to any Collateral shall be endorsed or otherwise amended to include (i) a non-contributing mortgage clause (regarding improvements to real property) and lenders' loss payable clause (regarding personal property), in each case in favor of the Administrative Agent and providing for losses thereunder to be payable to the Administrative Agent or its designee, (ii) a provision to the effect that neither the Borrower, the Administrative Agent nor any other party shall be a coinsurer and (iii) such other provisions as the Administrative Agent may reasonably require from time to time to protect the interests of the Lenders. Commercial general liability policies shall be endorsed to name the Administrative Agent as an additional insured. Business interruption policies shall name the Administrative Agent as loss payee. Each such policy referred to in this paragraph also shall provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium except upon not less than 10 days' prior written notice thereof by the insurer to the Administrative Agent (giving the Administrative Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason except upon not less than 30 days' prior written notice thereof by the insurer to the Administrative Agent. The Borrower shall deliver to the Administrative Agent, prior to the cancellation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Administrative Agent) together with evidence satisfactory to the Administrative Agent of payment of the premium therefor.

                (c) If at any time the area in which any Mortgaged Property is located is designated (i) a "flood hazard area" in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), the Borrower shall obtain flood insurance in such total amount as the Administrative Agent or the Required Lenders may from time to time require, and otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as amended from time to time, or (ii) a "Zone 1" area, the Borrower shall obtain earthquake insurance in such total amount as the Administrative Agent or the Required Lenders may from time to time require.

                SECTION 5.08. Casualty and Condemnation. (a) The Borrower will furnish to the Administrative Agent and the Lenders prompt written notice of any casualty or other insured damage to any portion of any material Collateral or the commencement of any action or proceeding for the taking of any material Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding.

                (b) If any event described in paragraph (a) of this Section results in Net Proceeds (whether in the form of insurance proceeds, condemnation award or otherwise), the Administrative Agent is authorized to collect such Net Proceeds and, if received by Holdings, the Borrower or any Subsidiary, such Net Proceeds shall be paid over to the Administrative Agent; provided that (i) if the aggregate Net Proceeds in respect of such event (other than proceeds of business income insurance) are less than $2,000,000, such Net Proceeds shall be paid over to the Borrower unless a

Default has occurred and is continuing, and (ii) all proceeds of business income insurance shall be paid over to the Borrower unless a Default has occurred and is continuing. All such Net Proceeds retained by or paid over to the Administrative Agent shall be held by the Administrative Agent and released from time to time to pay the costs of repairing, restoring or replacing the affected property in accordance with the terms of the applicable Security Document, subject to the provisions of the applicable Security Document regarding application of such Net Proceeds during a Default.

                (c) If any Net Proceeds retained by or paid over to the Administrative Agent as provided above continue to be held by the Administrative Agent on the date that is two years after the occurrence of the event resulting in such Net Proceeds, then such Net Proceeds shall be applied to prepay Term Borrowings as provided in Section 2.10(c).

                SECTION 5.09. Books and Records: Inspection and Audit Rights. Each of Holdings and the Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Each of Holdings and the Borrower will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

                (b) Each of Holdings and the Borrower will, and will cause each of its Subsidiaries to, permit the Administrative Agent and any representatives designated by the Administrative Agent (including any consultants, accountants, lawyers and appraisers retained by the Administrative Agent) to conduct evaluations and audits of the computation of the Borrowing Base and the assets included in the Borrowing Base, all at such reasonable times and (i) within 90 days following the first date that the total Revolving Exposures exceed $10,000,000 and (ii) as often as reasonably requested; Provided that, unless a Default has occurred and is continuing, such evaluations and audits shall not be conducted on more than two occasions in any calendar year. In addition, Holdings and the Borrower will, and will cause each of the Subsidiaries to, permit the Administrative Agent and such representatives to conduct appraisals of the assets constituting Eligible Inventory, all at such reasonable times and as often as reasonably requested; provided that
(i) it is understood that such an appraisal will be conducted at least (A) once within 90 days following the first date that the total Revolving Exposures exceed $10,000,000 and (B) once during each calendar year, (ii) unless a Default has occurred and is continuing, such appraisals shall not be conducted more than once in any calendar year. The Borrower shall pay the reasonable fees and expenses of the Administrative Agent and any representatives retained by the Administrative Agent to conduct any such evaluation, audit or appraisal.

                SECTION 5.10. Compliance with Laws. Each of Holdings and the Borrower will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                SECTION 5.11. Use of Proceeds and Letters of Credit. The proceeds of the Tranche A Term Loans were used solely to repay in full the principal amount of, and accrued interest with respect to, the two existing term loans under the Sumitomo Credit Agreement in an aggregate principal amount of $100,000,000. The proceeds of the Delayed Draw Acquisition Loans were used solely to pay for a portion of the purchase price payable in connection with the Acquisition and fees and expenses in connection therewith. The proceeds of the Revolving Loans have been and will be used solely (a) for working capital purposes, including the repayment in full of the principal amount of, and all accrued interest with respect to, loans outstanding under the Borrower's revolving credit facility under the Sumitomo Credit Agreement, (b) to finance redemptions of Subordinated Notes and (c) in an amount not in excess of $10,000,000 at any time outstanding and to the extent permitted by clause (b) of
Section 6.04, (i) to fund distributions from the ESOP in accordance with the terms of the ESOP Plan and Trust Document, (ii) to fund repurchases of the Common Stock to fulfill its obligations with respect to the Put Options, (iii) to fund repurchases of Common Stock (and options to acquire Common Stock) from directors and employees of Holdings, the Borrower and the Subsidiaries and (iv) to finance Permitted Acquisitions; provided that the Borrower shall provide notice to the Administrative Agent no later than five Business Days after the date on which proceeds are used pursuant to clause (i), (ii), (iii) or (iv) above. No part of the proceeds of any Loan has been or will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations G, U and X. Letters of Credit will be issued only for general corporate purposes (other than to finance acquisitions).

                SECTION 5.12. Additional Subsidiaries. If any additional Subsidiary is formed or acquired after the Effective Date, the Borrower will notify the Administrative Agent and the Lenders thereof and (a) if such Subsidiary is a Subsidiary Loan Party, the Borrower will cause such Subsidiary to become a party to the Subsidiary Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement and each applicable Security Document in the manner provided therein within three Business Days after such Subsidiary is formed or acquired and promptly take such actions to create and perfect Liens on such Subsidiary's assets to secure the Obligations as the Administrative Agent or the Required Lenders shall reasonably request and (b) if any shares of capital stock or Indebtedness of such Subsidiary are owned by or on behalf of any Loan Party, the Borrower will cause such shares and promissory notes evidencing such Indebtedness to be pledged pursuant to the Pledge Agreement within three Business Days after such Subsidiary is formed or acquired (except that, if such Subsidiary is a Foreign Subsidiary, shares of common stock of such Subsidiary to be pledged pursuant to the Pledge Agreement may be limited to 65% of the outstanding shares of common stock of such Subsidiary).

                SECTION 5.13. Further Assurances. (a) Each of Holdings and the Borrower will, and will cause each Subsidiary Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law, or that the Administrative Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Loan Parties. Holdings and the Borrower also agree to provide to the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

                (b) If any material assets (including any real property or improvements thereto or any interest therein) are acquired by the Borrower or any Subsidiary Loan Party after the Effective Date (other than assets constituting Collateral under the Security Agreement that become subject to the Lien of the Security Agreement upon acquisition thereof), the Borrower will notify the Administrative Agent and the Lenders thereof, and, if requested by the Administrative Agent or the Required Lenders, the Borrower will cause such assets to be subjected to a Lien securing the Obligations and will take, and cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section, all at the expense of the Loan Parties.


                                   ARTICLE VI

                               Negative Covenants

                Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, each of Holdings and the Borrower covenants and agrees with the Lenders that:

                SECTION 6.01. Indebtedness; Certain Equity Securities. (a) The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

               (i) Indebtedness created under the Loan Documents;

               (ii) the Borrower Subordinated Notes;

               (iii) in the case of the Borrower, the Guarantee of the Holdings Subordinated Notes;

               (iv) in the case of the Borrower, the Senior Subordinated Notes;

               (v) Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary; provided that Indebtedness of any Subsidiary that is not a Loan Party to the Borrower or any Subsidiary Loan Party shall be subject to Section 6.04;

               (vi) Guarantees by the Borrower of Indebtedness of any Subsidiary and by any Subsidiary of Indebtedness of the Borrower or any other Subsidiary; provided that (A)
       the Indebtedness so guaranteed is permitted by this Section, (B) Guarantees by the Borrower or any Subsidiary Loan Party of Indebtedness of any Subsidiary that is not a Loan Party shall be subject to Section
       6.04 and (C) the Senior Subordinated Notes shall not be Guaranteed by any Subsidiary that is not a guarantor under the Subsidiary Guarantee Agreement;

              (vii) Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof; provided that (A) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (B) the aggregate principal amount of Indebtedness permitted by this clause (vii) shall not exceed $3,000,000 at any time outstanding;

              (viii) Indebtedness of any Person that becomes a Subsidiary after the date hereof; provided that (A) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (B) the aggregate principal amount of Indebtedness permitted by this clause
       (viii) shall not exceed $1,500,000 at any time outstanding;

              (ix) other unsecured Indebtedness in an aggregate principal amount not exceeding $2,500,000 at any time outstanding;

              (x) Indebtedness of Argo-Tech Corporation (HBP) secured by Liens on any Specified Real Estate; provided that such Indebtedness and all related obligations are, by the express terms of the agreements and instruments creating and securing such Indebtedness, recourse solely to the Specified Real Estate securing such Indebtedness and are not Guaranteed by Holdings, the Borrower or any other Subsidiary; and

              (xi) in the case of the Borrower, the Argo-Tech Notes; provided that the representations, warranties, covenants, events of default and other terms of the

       Argo-Tech Notes shall be no more restrictive than the representations, warranties, covenants, events of default and other terms contained in the Senior Subordinated Notes.

                (b) Holdings will not create, incur, assume or permit to exist any Indebtedness except (i) Indebtedness created under the Loan Documents, (ii) Indebtedness in respect of the Corporation's Notes, subject to Section 6.08(a),
(iii) the Holdings Subordinated Notes and (vi) Indebtedness owing to the Borrower in respect of loans made by the Borrower to Holdings in lieu of dividends that the Borrower would have been entitled to pay to Holdings pursuant to Section 6.08; provided that (A) any such loans made by the Borrower to Holdings shall be made at the same times, in the same amounts and for the same purposes as the Borrower would be permitted to pay dividends to Holdings pursuant to Section 6.08 and (B) such loans shall be treated as dividends paid to Holdings for purposes of determining compliance with Section 6.08.

                (c) Neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, issue any preferred stock or be or become liable in respect of any obligation (contingent or otherwise) to purchase, redeem, retire, acquire or make any other payment in respect of any shares of capital stock of Holdings, the Borrower or any Subsidiary or any option, warrant or other right to acquire any such shares of capital stock, except pursuant to the Put Options and any agreement entered into between the Borrower and AT Holdings, LLC pursuant to which the Borrower agrees to purchase Common Stock from AT Holdings, LLC with the proceeds derived from the issuance of the Argo-Tech Notes and the Holdings Preferred Stock. Holdings may, however, issue the Holdings Preferred Stock.

                SECTION 6.02. Liens. (a) The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable, other than sales of delinquent accounts receivable for collection purposes in the ordinary course of business) or rights in respect of any thereof, except:

               (i) Liens created under the Loan Documents;

               (ii) Permitted Encumbrances;

               (iii) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any

         Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that (A) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (B) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary and (c) such Lien shall secure only those obligations that it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

                  (iv) Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Subsidiary; provided that (A) such security interests secure Indebtedness permitted by clause (vii) of
         Section 6.01(a), (B) such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (C) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and
         (D) such security interests shall not apply to any other property or assets of the Borrower or any Subsidiary;

                  (v) Liens on Specified Real Estate and the income and proceeds thereof to the extent such Liens secure Indebtedness permitted by clause (x) of Section 6.01(a) and such Liens do not apply to any other property or assets of the Borrower or any Subsidiary; and

                  (vi) Liens in the form of options on the common Stock held by the Borrower and Holdings issued to directors and employees of Holdings, the Borrower and the Subsidiaries.

                  (b) Holdings will not create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect thereof, except Liens created under the Loan Documents and Permitted Encumbrances.

                  SECTION 6.03. Fundamental Changes. (a) Neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (ii) any Subsidiary may merge into any Subsidiary Loan Party in a transaction in which the surviving entity is a Subsidiary Loan Party, (iii) any Subsidiary that is not a Loan Party may merge into any Subsidiary that is not a Loan Party and (iv) any Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders; provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04.

                  (b) The Borrower will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Borrower and its Subsidiaries on the date of execution of this Agreement and businesses reasonably related thereto.

                  (c) Holdings will not engage in any business or activity other than the ownership of all the outstanding shares of capital stock of the Borrower and activities incidental thereto. Holdings will not own or acquire any assets (other than shares of its capital stock, capital stock of the Borrower, cash and Permitted Investments) or incur any liabilities (other than Indebtedness expressly permitted under Section 6.01(b), other liabilities under the Loan Documents, liabilities imposed by law, including tax liabilities, and other liabilities incidental to its existence and permitted business and activities).

                  (d) Neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, (i) permit the ESOP Trustee to be other than an independent financial institution or (ii) permit any accumulated funding deficiency to occur with respect to any Plan.

                  SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions. Neither Holdings nor the Borrower will, nor will they permit any of the Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

                  (a) the Borrower will be permitted to make the Acquisition so long as (i) no Default has occurred and is continuing or would result therefrom, (ii) the Acquisition is consummated in accordance with the Stock Purchase Agreement and related documentation, applicable law and on terms otherwise satisfactory to the Required Lenders, (iii) the conditions to the Borrower's obligations set forth in the Stock Purchase Agreement shall have been satisfied without giving effect to any waiver or amendment in any manner adverse to the Lenders that was not approved by the Required Lenders, (iv) all actions required to be taken with respect to J.C. Carter and its subsidiaries pursuant to Sections 5.12 and 5.13 shall have been taken, (v) the Borrower and the Subsidiaries are in compliance, on a pro forma basis after giving effect to the Acquisition, with the covenants contained in Sections 6.01, 6.12, 6.13, 6.14 and 6.15 recomputed as of the last day of the most recently ended fiscal quarter of the Borrower, as if the Acquisition had occurred on the first day of each relevant period for testing such compliance, and (vi) the Borrower has delivered to the Administrative Agent an officers' certificate to the effect set forth in clauses (i) and (v) above.

                  (b) if no Default has occurred and is continuing or would result therefrom, the Borrower (and, in the case of clauses (ii), (iii) and (iv) below, Holdings) will be permitted to (i) fund distributions by the ESOP in accordance with the terms of the ESOP Plan and Trust Document, (ii) repurchase Common Stock pursuant to the Put Options,
         (iii) repurchase Common Stock (and options to acquire Common Stock) from directors and employees of Holdings, the Borrower and the Subsidiaries and (iv) make Permitted Acquisitions (other than the Acquisition); Provided that (A) the aggregate amount expended pursuant to this clause (b), on a cumulative basis, during the period commencing on the Effective Date and ending on any date of determination immediately prior to the date of delivery of financial statements pursuant to Section 5.01 with respect to the fiscal year ending October 25, 1597, shall not exceed an amount equal to $1,000,000, and on or after the date of delivery of such financial statements, the aggregate amount expended pursuant to this clause (b), on a cumulative basis, during the period commencing on the Effective Date and ending on any date of determination, shall not exceed an amount equal to the sum of 50% (or in the case of the fiscal year ending October 25, 1997, 12.5%) (which percentage shall be increased to 75% for any fiscal year if the Senior Leverage Ratio is less than 2.10 to 1.00 as of the last day of such fiscal year) of Excess Cash Flow for each fiscal year of the Borrower ending on or after October 25, 1997, and ending prior to such date of determination, (B) consideration in respect of Permitted Acquisitions shall consist solely of cash consideration and, subject to compliance with Section 6.01, assumption or incurrence of Indebtedness and (C) for purposes of determining compliance with the limitations of clause (A), the aggregate principal amount of Indebtedness assumed, incurred or otherwise resulting from Permitted Acquisitions shall be deemed to constitute amounts expended for such purpose;

                  (c) Permitted Investments;

                  (d) investments existing on the Effective Date and set forth on Schedule 6.04, to the extent such investments would not be permitted under any other clause of this Section;

                  (e) investments by the Borrower in the capital stock of the Subsidiaries; provided that (i) any such shares of capital stock shall be pledged pursuant to the Pledge Agreement (subject to the limitations applicable to common stock of a Foreign Subsidiary referred to in
         Section 5.12) and (ii) the aggregate amount of investments in, and loans and advances to, and Guarantees of Indebtedness of, Subsidiaries that are not Loan Parties shall not exceed $100,000 in the aggregate at any time outstanding;

                  (f) loans or advances made by the Borrower to any Subsidiary and made by any Subsidiary to the Borrower or any other Subsidiary; provided that (i) any such loans and advances made by a Loan Party shall be evidenced by a promissory note pledged pursuant to the Pledge Agreement and (ii) the amount of all such loans and advances by Loan Parties to Subsidiaries that are not Loan Parties shall be subject to the limitation set forth in clause (e) (ii) above;

                  (g) Guarantees constituting Indebtedness permitted by Section 6.01; provided that the aggregate principal amount of Indebtedness of Subsidiaries that are not

         Loan Parties Guaranteed by any Loan Party shall be subject to the limitation set forth in clause (e) (ii) above;

                  (h) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

                  (i) loans to directors and employees of the Borrower and the Subsidiaries in their capacity as such, in an aggregate principal amount not to exceed $3,500,000 at any time outstanding;

                  (j) Hedging Agreements permitted under Section 6.07;

                  (k) the ESOP Loan in a principal amount not exceeding $12,600,000 at any time outstanding;

                  (1) contributions to the ESOP in accordance with the terms of the ESOP Plan and Trust Document;

                  (m) loans by the Borrower to Holdings to the extent Holdings is permitted to incur such Indebtedness pursuant to Section 6.01(b); and

                  (n) Holdings may purchase up to 650,000 shares of Common Stock from AT Holdings, LLC with the proceeds of the Argo-Tech Notes and Holdings Preferred Stock.

                  SECTION 6.05. Asset Sales. The Borrower will not, and will not permit any of its Subsidiaries to, sell, transfer, lease or otherwise dispose of any asset, including any capital stock, nor will the Borrower permit any of its Subsidiaries to issue any additional shares of its capital stock or other ownership interest in such Subsidiary, except:

                  (a) sales of inventory, used or surplus equipment and Permitted Investments in the ordinary course of business;

                  (b) sales, transfers and dispositions to the Borrower or a Subsidiary; provided that any such sales, transfers or dispositions involving a Subsidiary that is not a Loan Party shall be made in compliance with Section 6.09;

                  (c) sales, transfers and dispositions of assets (other than capital stock of a Subsidiary) that are not permitted by any other clause of this Section; provided that the aggregate fair market value of all assets sold, transferred or otherwise disposed of in reliance upon this clause (c) shall not exceed $7,500,000 in the aggregate during the term of this Agreement;

                  (d) sales of Specified Real Estate; and

                  (e) pursuant to stock options issued to directors and employees of Holdings, the Borrower and the Subsidiaries, sales of Common Stock purchased and held by the Borrower.

provided that all sales, transfers, leases and other dispositions permitted hereby (other than those permitted by clause (b) above) shall be made for fair value and solely for cash consideration.

                  SECTION 6.06. Sale and Lease-Back Transactions. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred, except the Specified Real Estate.

                  SECTION 6.07. Hedging Agreements. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the conduct of its business or the management of its liabilities.

                  SECTION 6.08. Restricted Payments; Certain Payments of Indebtedness. (a) Neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except:

                  (i) Holdings may declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock;

                  (ii) Subsidiaries of the Borrower may declare and pay dividends ratably with respect to their capital stock;

                  (iii) subject to the limitations set forth in Section 6.04(b), if at the time thereof and after giving effect thereto no Default has occurred and is continuing, (A) Holdings and the Borrower may make the Restricted Payments contemplated by and permitted under Section 6.04(b) and (B) Holdings may make Restricted Payments consisting of the issuance of the Corporation's Notes pursuant to the Stockholders' Agreement (subject to and to be counted towards the dollar limitations set forth with respect to distributions, repurchases and acquisitions in Section 6.04(b));

                  (iv) if at the time thereof and after giving effect thereto no Default has occurred and is continuing, the Borrower may pay cash dividends to Holdings at such times and in such amounts as shall be necessary, after giving effect to the application by Holdings of any other cash resources available to it (including Permitted Investments), to permit Holdings to (A) pay taxes imposed upon it and liabilities incidental to its existence when due, (B) pay directors' fees to its directors when due and (C) make Restricted Payments to be made by Holdings that are permitted by clause (iii) above; provided that any dividends permitted to be paid to Holdings shall not be paid prior to the date that Holdings will apply the proceeds of such dividends to the purposes for which such dividends are permitted;

                  (v) The Borrower may pay dividends to Holdings from the proceeds of the Argo-Tech Notes, and the proceeds of such dividends shall be used to make the Restricted Payments contemplated by and permitted under Section 6.04(n);

                  (vi) if at the time thereof and after giving effect thereto no Default has occurred and is continuing, the Borrower may pay cash dividends to Holdings at such times and in such amounts as shall be necessary, after giving effect to the application by Holdings of any other cash resources available to it (including Permitted Investments), to permit Holdings to pay dividends with respect to the Holdings Preferred Stock described in clause (a) (vii) (B) of this Section; and

                  (vii) Holdings may declare and pay dividends with respect to the Holdings Preferred Stock (A) solely in additional shares of such stock and (B) in an aggregate amount not exceeding $5,000,000 in 2004 and $7,000,000 in 2005.

                  (b) Neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except:

                  (i) payment of Indebtedness created under the Loan Documents;

                  (ii) payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness (subject, in the case of the Senior Subordinated Notes, to the restrictions on payments set forth in the indenture governing the Senior Subordinated Notes); provided that principal payments in respect of the Senior Subordinated Notes shall not be permitted; and

                  (iii) refinancings of Indebtedness to the extent permitted by
         Section 6.01.

                  SECTION 6.09. Transactions with Affiliates. Neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions in the ordinary course of business that do not involve Holdings and are at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties,
(b) transactions between or among the Borrower and the Subsidiary Loan Parties not involving any other Affiliate, (c) any Restricted Payment permitted by
Section 6.08, (d) director and employee loans permitted by clause (h) of Section 6.04, (e) transactions between the Borrower, Holdings or a Subsidiary and an Affiliate that is an employee of the Borrower or such Subsidiary that (i) are in the nature of employment agreements or otherwise related to such employee's employment or compensation and (ii) are at prices and on terms and conditions not materially less favorable to the Borrower, Holdings or such Subsidiary than are customarily obtained by other similarly situated employees from their employers, (f) the Distributorship Agreement and (g) Holding's purchase of up to 650,000 shares of Common Stock from AT Holdings, LLC with the proceeds of the Argo-Tech Notes and Holdings Preferred Stock.

                  SECTION 6.10. Restrictive Agreements. Neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of Holdings, the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that
(i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document, (ii) the foregoing shall not apply to restrictions and conditions existing on the Existing Credit Agreement Effective Date identified on Schedule 6.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause
(a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (v) clause (a) of the foregoing shall not apply to customary provisions in leases restricting the assignment thereof, (vi) the foregoing shall not apply to restrictions and conditions imposed by the Argo-Tech Notes Documents provided that the restrictions and conditions imposed by the Argo-Tech Notes Documents shall be no more restrictive than the restrictions and conditions contained in the Senior Subordinated Notes and (vii) the foregoing shall not apply to restrictions on dividends under the Holdings Preferred Stock.

                  SECTION 6.11. Amendment of Material Documents. Neither Holdings nor the Borrower will, nor will they permit any Subsidiary to (a) amend, modify or waive any of its rights under its certificate of incorporation, by-laws or other organizational documents; provided that the certificate of incorporation, by-laws and other organizational documents of J.C. Carter may be amended or modified to the extent necessary to conform them to the organizational documents of the Borrower and its other Subsidiaries (including to allow for reincorporation in Delaware) and the organizational documents of Holdings may be amended so long as (i) such amendment does not have a material adverse effect on the interests of the Lenders under this Agreement and (ii) the Administrative Agent and its counsel have had an opportunity to review such amendment, (b) amend, supplement or modify any of the terms or provisions contained in the TRW Agreement or Stockholders' Agreement provided that the Stockholders' Agreement may be amended so long as (i) such amendment does not have a material adverse effect on the interests of the Lenders under this Agreement and (ii) the Administrative Agent and its counsel have had an opportunity to review such amendment, (c) amend, supplement or modify any of the terms or provisions contained in the Distributorship Agreement, except for such amendments, supplements and modifications that do not (individually or in the aggregate) have a Material Adverse Effect, (d) terminate, amend or modify the ESOP Plan and Trust Document except for amendments required by law or which do not have a material adverse effect on the cost of the ESOP to the Borrower or are required by the Internal Revenue Service as a condition of obtaining a favorable determination letter,
(e) terminate, amend or modify the ESOP Loan Agreement, the ESOP Term Note or the ESOP Pledge Agreement or (f) amend, modify or supplement any terms or provisions contained in the Senior Subordinated Note Documents and the Argo-Tech Notes Documents.

                  SECTION 6.12. Capital Expenditures. The Borrower will not permit the aggregate amount of Capital Expenditures made by the Borrower and the Subsidiaries in any fiscal year to exceed $6,000,000; provided that, to the extent Capital Expenditures made in any fiscal year are less than the amount set forth above for such fiscal year, 50% of such unused amount may be carried forward to the immediately succeeding fiscal year.

                  SECTION 6.13. Senior Leverage Ratio. The Borrower will not permit the Senior Leverage Ratio as of any date to be in excess of 1.50:1.00.

                  SECTION 6.14 Consolidated Interest Expense Coverage Ratio. The Borrower will not permit its ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Expense

(net of interest income), in each case for any period of four consecutive fiscal quarters of the Borrower ending on the last day of any fiscal quarter on any date or during any period referred to below to be less than the ratio set forth below opposite such date or period:

         Fiscal Quarter Ending:              Ratio:
         ----------------------              ------

         October 26, 2002                    1.75:1.0
         January 24, 2003                    1.60:1.00
         April 25, 2003                      1.60:1.00
         July 25, 2003                       1.70:1.00
         October 24, 2003                    1.70:1.00
         January 30, 2004                    1.80:1.00
         April 30, 2004                      1.90:1.00
         July 30, 2004                       1.95:1.00
         October 29, 2004                    2.10:1.00
         Thereafter                          2.15:1.00

                  SECTION 6.15 Fixed Charge Coverage Ratio. The Borrower will not permit the Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending on the last day of any fiscal quarter ending on any date or during any period referred to below to be less than the ratio set forth below opposite such date or period:

         Fiscal Quarter Ending:              Ratio:
         ----------------------              ------

         January 24, 2003                    0.95:1.00
         April 25, 2003                      0.95:1.00
         Thereafter                          1.00:1.00

                  SECTION 6.16. Certain Actions under Senior Subordinated Note Documents. The Borrower will not designate any Indebtedness (other than the Indebtedness hereunder) as "Designated Senior Indebtedness" within the meaning of the Senior Subordinated Note Documents. The Borrower will not take any action, or fail to take any action, that would result in any Indebtedness hereunder not constituting "Senior Indebtedness" within the meaning of the Senior Subordinated Note Documents.

                                   ARTICLE VII

                                Events of Default

                  If any of the following events ("Events of Default") shall occur:

                  (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

                  (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause
         (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

                  (c) any representation or warranty made or deemed made by or on behalf of Holdings, the Borrower or any Subsidiary in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect when made or deemed made;

                  (d) Holdings or the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.04 (with respect to the existence of Holdings or the Borrower) or 5.11 or in Article VI;

                  (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender);

                  (f) Holdings, the Borrower or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

                  (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

                  (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of Holdings, the Borrower or any Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

                  (i) Holdings, the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

                  (j) Holdings, the Borrower or any Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

                  (k) one or more judgments for the payment of money in an aggregate amount in excess of $1,500,000 shall be rendered against Holdings, the Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of Holdings, the Borrower or any Subsidiary to enforce any such judgment;

                  (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding
         (i) $750,000 in any year or (ii) $1,500,000 for all periods;

                  (m) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (ii) as a result of the Administrative Agent's failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Pledge Agreement; or

                  (n) a Change in Control shall occur;

then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                                  ARTICLE VIII

                            The Administrative Agent

                  Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent (which term for purposes of this Article shall be deemed to refer to the Administrative Agent and the Collateral Agent) as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

                  The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with Holdings, the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

                  The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and
(c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Holdings, the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall not be deemed to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by Holdings, the Subsidiaries, the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in
Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

                  The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

                  The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

                  Subject to the appointment and acceptance of a successor the Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent that shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and
Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

                  Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.

                                   ARTICLE IX

                                  Miscellaneous

                  SECTION 9.01. Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                  (a) if to Holdings or the Borrower, to it at Argo-Tech Corporation, 23555 Euclid Avenue, Cleveland, Ohio 44117-1795, Attention of Frances St Clair (Telecopy No. (216) 692-6331);

                  (b) if to the Administrative Agent or the Collateral Agent, to JPMorgan Chase Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Janet Belden (Telecopy No. (212) 552-5658), with a copy to JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, Attention of Stephen Simon (Telecopy No. (212) 270-5100);

                  (c) if to the Issuing Bank, to it at Standby Letter of Credit Department, 55 Water Street, 17th Floor, Room 1710, New York, New York 10041, Attention of Roshdy Botros (Telecopy No. (212) 638-8200), with a copy to JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, Attention of Stephen Simon (Telecopy No. (212) 270-5100);

                  (d) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

                  SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent, the Collateral

Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, the Collateral Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

                  (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by Holdings, the Borrower and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent or the Collateral Agent, as applicable, and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.17(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be), (vi) release Holdings or any Subsidiary Loan Party from its Guarantee under the Parent Guarantee Agreement or the Subsidiary Guarantee Agreement, as applicable (except as expressly provided in the Parent Guarantee Agreement or the Subsidiary Guarantee Agreement, as applicable), or limit its liability in respect of such Guarantee, without the written consent of each Lender, (vii) except in strict accordance with the express provisions thereof, release all or any substantial part of the Collateral from the Liens of the Security Documents, without the written consent of each Lender, or (viii) change any provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those holding Loans of any other Class, without the written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each affected Class (in addition to any consents required under the foregoing provisions of this Section); provided further that
(A) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Collateral Agent or the Issuing Bank without the prior written consent of the Administrative Agent, the Collateral Agent or the Issuing Bank, as the case may be, and (B) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Revolving Lenders (but not the Tranche A Term Loan Lenders and Delayed Draw Acquisition Loan Lenders), the Tranche A Term Loan Lenders (but not the Revolving Lenders and Delayed Draw Acquisition Loan Lenders) or the Delayed Draw Acquisition Loan Lenders (but not the Revolving Lenders and Tranche A Term Loan Lenders) may be effected by an agreement or agreements in writing entered into by Holdings, the Borrower and requisite percentage in interest of the affected Class of Lenders.

                  SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent and their Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Collateral Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

                  (b) The Borrower shall indemnify the Administrative Agent, the Collateral Agent, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any Mortgaged Property or any other property currently or formerly owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence or wilful misconduct of such Indemnitee.

                  (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent, the Collateral Agent or the Issuing Bank under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, the Collateral Agent or the Issuing Bank, as the case may be, such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the Collateral Agent or the Issuing Bank in its capacity as such. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at the time.

                  (d) To the extent permitted by applicable law, neither Holdings nor the Borrower shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

                  (e) All amounts due under this Section shall be payable promptly after written demand therefor.

                  SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that
(i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Collateral

Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                  (b) (i) Subject to the conditions set forth in paragraph (b)
(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

                  (A) the Borrower; provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund (as defined below) or, if an Event of Default under paragraph (a), (b), (h) or (i) of Article VII has occurred and is continuing, any other assignee; and

                  (B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment of any Revolving Commitment to an assignee that is a Lender with a Revolving Commitment immediately prior to giving effect to such assignment.

                  (ii) Assignments shall be subject to the following additional conditions:

                  (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $3,000,000, unless each of the Borrower and the Administrative Agent otherwise consent; provided that no such consent of the Borrower shall be required if an Event of Default under paragraph (a), (b), (h) or (i) of Article VII has occurred and is continuing;

                  (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of one Class of Commitments or Loans;

                  (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500;

                  (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and

                  (E) in the case of an assignment to a CLO (as defined below), the assigning Lender shall retain the sole right to approve any amendment, modification or waiver of any provision of this Agreement, provided that the Assignment and Acceptance between such Lender and such CLO may provide that such Lender will not, without the consent of such CLO, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such CLO.

                  For purposes of this Section 9.04(b), the terms "Approved Fund" and "CLO" have the following meanings:

         "Approved Fund" means (a) a CLO and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extension of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         "CLO" means any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender.

                  (iii) Subject to acceptance and recording thereof pursuant to paragraph (b) (iv) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 9.03). Any assignment or transfer by a Lender of rights

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or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

                  (iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and Holdings, the Borrower, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (v) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph
(b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

                  (e) Any Lender may, without the consent of the Borrower, the Administrative Agent or the Issuing Bank sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); Provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) Holdings, the Borrower, the Administrative Agent, the Collateral Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (c) (ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.17(c) as though it were a Lender.

                  (f) A Participant shall not be entitled to receive any greater payment under Section 2.14 or 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.16 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.16(e) as though it were a Lender.

                  (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

                  SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.14, 2.15, 2.16 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

                  SECTION 9.06. Counterparts: Integration: Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Document and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                  SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set of f and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender may have.

                  SECTION 9.09. Governing Law; Jurisdiction: Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

                  (b) Each of Holdings and the Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Holdings, the Borrower or its properties in the courts of any jurisdiction.

                  (c) Each of Holdings and the Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph
(b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                  SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

                  SECTION 9.12. Confidentiality. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed
(a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than Holdings or the Borrower. For the purposes of this Section, "Information" means all information received from Holdings or the Borrower relating to Holdings or the Borrower or its business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by Holdings or the Borrower; provided that, in the case of information received from Holdings or the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

                  SECTION 9.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

                  SECTION 9.14. Existing Credit Agreement: Effectiveness of Amendment and Restatement. Until this Agreement becomes effective in accordance with the terms of the Amendment and Restatement Agreement, the Existing Credit Agreement shall remain in full force and effect and shall not be affected hereby. After the Restatement Effective Date, all obligations of the Borrower under the Existing Credit Agreement shall become obligations of the Borrower hereunder, secured by the Security Documents, and the provisions of the Existing Credit Agreement shall be superseded by the provisions hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                    AT HOLDINGS CORPORATION,

                                       by
                                         ---------------------------------------
                                         Name:
                                         Title:


                                    ARGO-TECH CORPORATION,

                                       by
                                         ---------------------------------------
                                         Name:
                                         Title:


                                    JPMORGAN CHASE BANK, individually and as Administrative Agent,

                                       by
                                         ---------------------------------------
                                         Name:
                                         Title:

                                    (THE OTHER LENDERS AND ISSUING BANK THAT ARE
                                    SIGNATORIES TO THE AMENDMENT AND RESTATEMENT
                                    AGREEMENT)

                                       by
                                         ---------------------------------------
                                         Name:
                                         Title: